UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HEICO CORPORATION

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HEICO CORPORATION

3000 Taft Street, Hollywood, Florida 33021

____________

Notice of Annual Meeting of Shareholders

To Be Held March 26, 2012

JW Marriott

1109 Brickell Avenue

Miami, FL  33131

The Annual Meeting of Shareholders of HEICO Corporation (the “Annual Meeting”), a Florida corporation, will be held on Monday, March 26, 2012 at 10:00 a.m., Eastern Daylight Time, at the JW Marriott, 1109 Brickell Avenue, Miami, FL 33131, for the following purposes:

1.	To elect a Board of Directors for the ensuing year;

2.	To approve and ratify the HEICO Corporation 2012 Incentive Compensation Plan pursuant to which 1,700,000 shares of Common Stock and/or Class A Common Stock are reserved for issuance;

3.	To approve an amendment to Article III of HEICO’s Articles of Incorporation to increase the number of authorized shares of HEICO Corporation Common Stock, $0.01 par value per share, from 30,000,000 shares to 75,000,000 shares;

4.	To approve an amendment to Article III of HEICO’s Articles of Incorporation to increase the number of authorized shares of HEICO Corporation Class A Common Stock, $0.01 par value per share, from 30,000,000 shares to 75,000,000 shares;

5.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012; and

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only holders of record of HEICO Corporation Common Stock and Class A Common Stock as of the close of business on January 20, 2012 will be entitled to vote at the Annual Meeting.

You are requested, regardless of the number of shares owned, to sign and date the enclosed proxy and to mail it promptly, or to use the telephone or Internet voting systems set forth in the proxy. You may revoke your proxy either by a written notice to HEICO or in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Laurans A. Mendelson
Chairman of the Board and
Chief Executive Officer
February 24, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2012

The accompanying Proxy Statement and the 2011 Annual Report on Form 10-K are available at: http://www.heico.com

YOUR VOTE IS IMPORTANT

HEICO CORPORATION

3000 Taft Street, Hollywood, Florida 33021

____________

PROXY STATEMENT

____________

This Proxy Statement is furnished to the shareholders of HEICO Corporation (collectively, “HEICO,” “we,” “us,” “our” or the “Company”) in connection with the solicitation of proxies by HEICO’s Board of Directors for use at the Annual Meeting of Shareholders of HEICO (the “Annual Meeting”) to be held at the JW Marriott, 1109 Brickell Avenue, Miami, FL 33131, on Monday, March 26, 2012 at 10:00 a.m. Eastern Daylight Time. If you plan to attend the Annual Meeting, you can obtain directions to the JW Marriott from the hotel’s web site at http://www.marriott.com/hotels/maps/travel/miajw-jw-marriott-hotel-miami. This Proxy Statement and form of proxy are first being mailed to shareholders on or about February 24, 2012.

At the Annual Meeting, the shareholders will be asked (1) to elect a Board of Directors for the ensuing year; (2) to approve and ratify the HEICO Corporation 2012 Incentive Compensation Plan pursuant to which 1,700,000 shares of Common Stock and/or Class A Common Stock are reserved for issuance; (3) to approve an amendment to Article III of HEICO’s Articles of Incorporation to increase the number of authorized shares of HEICO Common Stock, $0.01 par value per share, from 30,000,000 shares to 75,000,000 shares; (4) to approve an amendment to Article III of HEICO’s Articles of Incorporation to increase the number of authorized shares of HEICO Class A Common Stock, $0.01 par value per share, from 30,000,000 shares to 75,000,000 shares; (5) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012; and (6) to vote on any other business which properly comes before the meeting or any adjournments thereof.

The Board of Directors of HEICO urges you to promptly date, sign and mail your proxy, or to use the telephone or Internet voting systems set forth in the proxy, in the form enclosed with this Proxy Statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company’s principal executive offices at 3000 Taft Street, Hollywood, Florida 33021 or a later dated proxy that is received in sufficient time by HEICO prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

If your proxy is received in time for the Annual Meeting, it will be voted in the manner specified by you in the proxy. If you do not specify a choice, the proxy will be voted as indicated in the form of proxy.

We will bear the expense of soliciting proxies in the accompanying form. Solicitations will be by mail and in some cases by telephone and/or email, and our directors, officers and regular employees may solicit proxies personally or by telephone, telegram or special letter. Our directors, officers and regular employees will receive no compensation in connection with the solicitation of proxies. We will also employ D. F. King & Co., 48 Wall Street, New York, New York 10005, to assist in soliciting proxies for a fee of $9,000 plus related out-of-pocket expenses.

Only holders of record of HEICO Common Stock, $0.01 par value per share (“Common Stock”), and Class A Common Stock, $0.01 par value per share (“Class A Common Stock”), as of the close of business on January 20, 2012 will be entitled to vote at the Annual Meeting. On that date, there were outstanding 17,057,339 shares of Common Stock, each entitled to one vote, and 25,037,112 shares of Class A Common Stock, each entitled to 1/10th vote per share.

Voting Requirements

The presence, in person or by proxy, of the holders of a majority of the voting power of the shares of all classes of HEICO’s common stock entitled to vote shall constitute a quorum at the Annual Meeting. Except with respect to Proposal 2, if a quorum is present, the affirmative vote of a majority of the voting power of the shares of all classes of HEICO’s common stock represented in person or by proxy and entitled to vote with respect to any

1

subject matter put forward at the meeting, as detailed in the Notice of Annual Meeting of Shareholders dated February 24, 2012, shall be the act of the shareholders.

With respect to Proposal 2, assuming that a quorum is present, approval of the HEICO Corporation 2012 Incentive Compensation Plan (the “2012 Plan”) will require the affirmative vote of a majority of the votes cast with respect to the proposal to approve the 2012 Plan, provided that, pursuant to the New York Stock Exchange’s shareholder approval policy, the total votes cast on the proposal represent over 50% of all votes entitled to vote on the proposal. In addition, under the New York Stock Exchange’s interpretations of its shareholder approval policies, abstentions will have the same effect as votes against the proposal and broker non-votes are considered shares entitled to vote but as to which votes were not cast and as such will have no effect on the outcome of Proposal 2.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter (“non-voted shares”). This could occur, for example, when a broker is not permitted to vote shares held in “street name” on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will be counted for purposes of determining the presence of a quorum but, except as described above with respect to Proposal 2, will not be counted as shares present and entitled to vote on such matter for purposes of voting, and therefore, will have no effect on matters brought to a vote at the Annual Meeting. Under New York Stock Exchange rules, a broker does not have the discretion to vote on the election of directors or the implementation of an equity compensation plan. Shares voted to abstain as to a particular matter will be counted for purposes of determining the presence of a quorum and will count as a vote against such matter.

Under the terms of the HEICO Savings and Investment Plan (“Plan”), all shares allocated to the accounts of participating employees will be voted or not voted by the trustee of the Plan as directed by written instructions from the participating employees, and allocated shares for which no instructions are received and all unallocated shares will be voted by the trustee of the Plan in the same proportion as the shares for which instructions are received. Voting instruction cards are being mailed to all participants in the Plan. If a participant also owns shares outside the Plan, the participant must return both the proxy card and the voting instruction card as indicated on those cards in order to cause all of their shares to be voted in accordance with their instructions. To be assured that the trustee will receive voting instruction cards on a timely basis, voting instruction cards for shares in the Plan must be duly signed and received no later than March 19, 2012. The total number of shares in the Plan as of the record date represents approximately 4.8% of the voting power of all classes of common stock outstanding as of the record date and entitled to vote at the Annual Meeting.

Internet Availability of Proxy Materials and Annual Report

This Proxy Statement and our 2011 Annual Report are also available on our web site at www.heico.com under the heading “Investors.” Our web site does not constitute a part of the Proxy Statement.

2

VOTING SECURITIES OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of HEICO Common Stock and Class A Common Stock by (i) each person who is known to us to be the beneficial owner of more than 5% of the outstanding Common Stock or Class A Common Stock; (ii) the Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers; (iii) each of the members of the Board of Directors; and (iv) all directors and executive officers of the Company as a group. Information regarding our executive officers and directors is as of January 20, 2012 and information regarding certain other 5% shareholders is as of the date indicated in the corresponding footnote. Except as set forth below, the shareholders named below have sole voting and investment power with respect to all shares of Common Stock and Class A Common Stock shown as being beneficially owned by them. Information has been adjusted as necessary for all stock dividends and stock splits.

	Shares Beneficially Owned (2)
	Common Stock		Class A Common Stock
Name and Address of Beneficial Owner (1)	Number	Percent	Number	Percent
(a) Certain beneficial owners:
Mendelson Reporting Group (3)	2,506,114	14.54%	587,505	2.34%
Dr. Herbert A. Wertheim (4)	1,775,275	10.41%	1,769,056	7.07%
Royce & Associates, LLC (5)	1,320,499	7.74%	2,812,809	11.23%
Columbia Wanger Asset Management, LLC (6)	―	―	3,044,730	12.16%
BlackRock, Inc. (7)	1,466,362	8.60%	―	―
Wasatch Advisors, Inc. (8)	―	―	2,034,176	8.12%
T. Rowe Price Associates, Inc. (9)	―	―	1,950,378	7.79%
Janus Capital Management LLC (10)	―	―	1,789,663	7.15%
JP Morgan Chase & Co. (11)	1,044,650	6.12%	―	―
Vanguard Group, Inc. (12)	990,689	5.81%	―	―

(b) Directors:
Adolfo Henriques	―	―	1,193	*
Samuel L. Higginbottom	1,365	*	1,222	*
Mark H. Hildebrandt (13)	―	―	7,164	*
Wolfgang Mayrhuber (14)	23,181	*	29,901	*
Eric A. Mendelson (15)	543,325	3.17%	260,074	1.04%
Laurans A. Mendelson (16)	1,437,840	8.43%	240,960	*
Victor H. Mendelson (17)	524,949	3.06%	286,811	1.14%
Dr. Alan Schriesheim (18)	111,348	*	136,354	*
Frank J. Schwitter	1,400	*	476	*

(c) Executive officers listed in Summary Compensation Table who are not directors:
Thomas S. Irwin (19)	264,948	1.55%	76,110	*
William S. Harlow (20)	250	*	321	*

All directors and executive officers as a group (11 persons) (21)	2,908,606	16.70%	840,246	3.33%

All directors, executive officers, the HEICO Savings and Investment Plan and the Mendelson Reporting Group as a group (22)	3,648,102	20.94%	1,508,863	5.97%

_________________________

* Represents ownership of less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner identified is c/o HEICO Corporation, 3000 Taft Street, Hollywood, Florida 33021.
3

(2)	The number of shares of Common Stock and Class A Common Stock deemed outstanding as of January 20, 2012 includes (i) 17,057,339 shares of Common Stock; (ii) 25,037,112 shares of Class A Common Stock; and (iii) shares issuable upon exercise of stock options held by the respective person or group which are presently exercisable or which may be exercised within 60 days after January 20, 2012 as set forth below. Pursuant to the rules of the Securities and Exchange Commission, presently exercisable stock options and stock options that become exercisable within 60 days are deemed to be outstanding and beneficially owned by the person or group for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(3)	The Mendelson Reporting Group consists of Laurans A. Mendelson; Eric A. Mendelson; Victor H. Mendelson; Mendelson International Corporation, a corporation whose stock is owned solely by Eric and Victor Mendelson and whose Chairman of the Board is Laurans A. Mendelson; LAM Limited Partners, a partnership whose sole general partner is a corporation controlled by Arlene Mendelson, the wife of Laurans A. Mendelson; LAM Alpha Limited Partners, a partnership whose sole general partner is a corporation controlled by Laurans A. Mendelson; EAM Management Limited Partners, a partnership whose sole general partner is a corporation controlled by Eric A. Mendelson; VHM Management Limited Partners, a partnership whose sole general partner is a corporation controlled by Victor H. Mendelson; and the Victor H. Mendelson Revocable Investment Trust, whose grantor, sole presently vested beneficiary and trustee is Victor H. Mendelson. Includes 175,000 shares of Common Stock and 78,128 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012. See Notes (15), (16) and (17) below. The address of the Mendelson Reporting Group is 825 Brickell Bay Drive, 16th Floor, Miami, Florida 33131.

(4)	Based on information in Dr. Wertheim’s latest filing dated March 7, 1995. The address of Dr. Wertheim is 191 Leucadendra Drive, Coral Gables, Florida 33156.

(5)	Based on information in Schedule 13G/A filed on January 12, 2012, reflects 1,320,499 shares of Common Stock and 2,812,809 shares of Class A Common Stock held in portfolios of certain mutual funds and/or institutional accounts managed by Royce & Associates, LLC, a registered investment advisor. The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151.

(6)	Based on information in a Schedule 13G/A filed on February 10, 2012, all shares are beneficially owned by Columbia Wanger Asset Management, LLC, an investment advisor. The address of Columbia Wanger Asset Management, LLC is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(7)	Based on information in a Schedule 13G/A filed on February 10, 2012, all shares are beneficially owned by BlackRock, Inc., a parent holding company, and on behalf of its wholly owned subsidiaries (i) BlackRock Japan Co. Ltd; (ii) BlackRock Institutional Trust Company, N.A.; (iii) BlackRock Fund Advisors; (iv) BlackRock Asset Management Canada Limited; (v) BlackRock Asset Management Australia Limited; (vi) BlackRock Advisors, LLC; and (vii) BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(8)	Based on information in a Schedule 13G/A filed on February 14, 2012, all shares are beneficially owned by Wasatch Advisors, Inc., a registered investment advisor. The address of Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, Utah 84111.

(9)	Based on information in a Schedule 13G/A filed on February 10, 2012, all shares are beneficially owned by T. Rowe Price Associates, Inc., a registered investment advisor, filing jointly on behalf of T. Rowe Price New Horizons Fund, Inc., a registered investment company. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(10)	Based on information in a Schedule 13G filed on February 14, 2012, all shares may be deemed to be beneficially owned by Janus Capital Management LLC (“Janus Capital”), an investment advisor and parent holding company, and on behalf of INTECH Investment Management, a registered investment advisor, and Perkins Investment Management LLC, a registered investement advisor, in which Janus Capital has a direct ownership stake of 94.8% and 77.8%, respectively. The address of Janus Capital is 151 Detroit Street, Denver, Colorado 80206.

(11)	Based on information in a Schedule 13G/A filed on January 27, 2012, by JPMorgan Chase & Co., a parent holding company, and on behalf of its wholly owned subsidiaries (i) JPMorgan Chase Bank, National Association; (ii) J.P. Morgan Investment Management Inc.; (iii) JP Morgan Asset Management (UK) Ltd.; and (iv) JPMorgan Trust Company of Delaware. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017.
4

(12)	Based on information in a Schedule 13G filed on February 8, 2012, by Vanguard Group, Inc., a registered investment advisor, and on behalf of its wholly-owned subsidiary, Vanguard Fiduciary Trust Company, who is the beneficial owner of 34,247 shares. The address of Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(13)	Represents shares of Class A Common Stock held by the HEICO Leadership Compensation Plan and allocated to Mark H. Hildebrandt’s account.

(14)	Includes 2,051 shares of Common Stock and 10,108 shares of Class A Common Stock held by the HEICO Leadership Compensation Plan, and 3,446 shares of Class A Common Stock held in a non-qualified deferred compensation plan, both allocated to Wolfgang Mayrhuber’s accounts.

(15)	Includes 100,170 shares of Class A Common Stock held by Mendelson International Corporation; 128,687 shares of Common Stock held by EAM Management Limited Partners; 87,500 shares of Common Stock and 39,064 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012; 33,500 shares of Common Stock and 31,027 shares of Class A Common Stock held by the HEICO Savings and Investment Plan and allocated to Eric A. Mendelson’s account; and 1,483 shares of Common Stock and 1,708 shares of Class A Common Stock owned by Eric A. Mendelson’s children. See Note (3) above.

(16)	Laurans A. Mendelson disclaims beneficial ownership with respect to 100,170 shares of Class A Common Stock, which are held in the name of Mendelson International Corporation and 49,456 shares of Common Stock and 20,352 shares of Class A Common Stock, which were donated to and are presently held by the Laurans A. and Arlene H. Mendelson Charitable Foundation, Inc., of which Mr. Mendelson is President. Includes 1,388,314 shares of Common Stock and 120,322 shares of Class A Common Stock held solely by Mr. Mendelson or LAM Limited Partners or LAM Alpha Limited Partners. Also includes 70 shares of Common Stock and 116 shares of Class A Common Stock held by the HEICO Savings and Investment Plan and allocated to Laurans A. Mendelson’s account. See Notes (3), (15) and (17).

(17)	Includes 100,170 shares of Class A Common Stock held by Mendelson International Corporation; 56,531 shares of Common Stock held by VHM Management Limited Partners; 9,440 shares of Common Stock and 2,775 shares of Class A Common Stock held by the Victor H. Mendelson Revocable Investment Trust; 87,500 shares of Common Stock and 39,064 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012 all of which are held by the Victor H. Mendelson Revocable Investment Trust; 27,636 shares of Common Stock and 25,463 shares of Class A Common Stock held by the HEICO Savings and Investment Plan and allocated to Victor H. Mendelson’s account; and 1,562 shares of Common Stock and 4,173 shares of Class A Common Stock owned by Victor H. Mendelson’s children. See Note (3) above.

(18)	Includes 111,348 shares of Common Stock and 130,931 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012, and includes 3,437 shares of Class A Common Stock held by the estate of Dr. Schriesheim’s wife.

(19)	Includes 78,127 shares of Common Stock and 23,437 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012; 85,268 shares of Common Stock held by the Irwin Family Irrevocable Trust, whose trustee is Thomas S. Irwin’s daughter; and 55,894 shares of Common Stock and 52,361 shares of Class A Common Stock held by the HEICO Savings and Investment Plan and allocated to Thomas S. Irwin’s account.

(20)	All shares are held by the HEICO Savings and Investment Plan and allocated to William S. Harlow’s account.

(21)	Includes 364,475 shares of Common Stock and 232,496 shares of Class A Common Stock subject to stock options that are presently exercisable or exercisable within 60 days after January 20, 2012. The total for all directors and executive officers as a group (11 persons) also includes 117,350 shares of Common Stock and 109,288 shares of Class A Common Stock held by the HEICO Savings and Investment Plan and allocated to accounts of the executive officers pursuant to the Plan.

5

(22)	Includes 2,506,114 shares of Common Stock and 587,505 shares of Class A Common Stock owned by the Mendelson Reporting Group and 856,846 shares of Common Stock and 777,905 shares of Class A Common Stock held by the HEICO Savings and Investment Plan of which 834,569 shares of Common Stock and 737,258 shares of Class A Common Stock are allocated to participants in the Plan, including 117,350 shares of Common Stock and 109,288 shares of Class A Common Stock allocated to the directors and executive officers as a group, and of which 22,277 shares of Common Stock and 40,647 shares of Class A Common Stock are unallocated as of January 20, 2012.

6

PROPOSAL TO ELECT DIRECTORS

(Proposal No. 1)

Each of the nine individuals named in the table below has been nominated by our Board of Directors (“Board”) for election to the Board of Directors at the Annual Meeting to serve until the next Annual Meeting or until his successor is elected and qualified. All of the nominees are currently serving on the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

Name	Age	Corporate Office or Position	Director Since

Adolfo Henriques	58	Director	2011
Samuel L. Higginbottom	90	Director	1989
Mark H. Hildebrandt	55	Director	2008
Wolfgang Mayrhuber	64	Director	2001
Eric A. Mendelson	46	Co-President and Director; President and Chief	1992
		Executive Officer of HEICO Aerospace
		Holdings Corp.
Laurans A. Mendelson	73	Chairman of the Board; Chief Executive	1989
		Officer; and Director
Victor H. Mendelson	44	Co-President and Director; President and Chief	1996
		Executive Officer of HEICO Electronic
		Technologies Corp.
Dr. Alan Schriesheim	81	Director	1984
Frank J. Schwitter	78	Director	2006

Business Experience of Nominees

Adolfo Henriques is Vice Chairman, President and COO of Gibraltar Private Bank and Trust, the largest private banking and wealth management company headquartered in Miami. From 2008 until 2010, Mr. Henriques was Vice Chairman of The Related Group, a privately-held, leading builder of luxury condominiums and multi-family real estate developments. From 2005 until its sale in December 2007, Mr. Henriques was Chairman, President and Chief Executive Officer of NYSE-listed Florida East Coast Industries. He had served on the board of the company since 1998 and had been Chairman of their Audit Committee and a member of their Governance Committee. From 1998 until 2005, he served as Chief Executive Officer of the South Region for Regions Bank (and its predecessor Union Planters Bank). Prior to joining Regions Bank, Mr. Henriques served in executive capacities at Bank of America’s predecessor banks since 1986, including positions as Chairman of NationsBank in South Florida and Executive Vice President of Barnett Bank. He began his career as a Certified Public Accountant. Mr. Henriques was appointed by the Governor of the State of Florida as Chairman of the Financial Oversight Board for the City of Miami. He also served on the Miami-Dade County Mayor’s Blue Ribbon Task force for Miami International Airport. Mr. Henriques served on the board of directors of Boston Private Financial Holdings, Inc. until February 2011 when he joined Gibraltar Private Bank and Trust. Mr. Henriques also serves on the boards of Intcomex, Inc. and of Medica HealthCare Plans, Inc. and its affiliate, Medica Health Plans of Florida, Inc. Mr. Henriques is the Chairman of the Miami-Dade Cultural Affairs Council.

The Board believes that Mr. Henriques’ broad experience in the banking industry, his history as the CEO of a publicly-held company and his prior board experience will be valuable to the Board’s activities, especially as they pertain to governance, oversight and financial matters. Mr. Henriques is considered an “independent” director nominee under New York Stock Exchange rules.

Samuel L. Higginbottom is a retired executive officer of Rolls Royce, Inc. (an aircraft engine manufacturer), where he served as Chairman, President and Chief Executive Officer from 1974 to 1986. He was the Chairman of the Columbia University Board of Trustees from 1982 until September 1989. He was President, Chief Operating Officer and a director of Eastern Airlines, Inc., from 1970 to 1973 and served in various other executive capacities with that company from 1964 to 1969. Mr. Higginbottom was a director of British Aerospace Holdings, Inc., an aircraft manufacturer, from 1986 to 1999 and was a director of AmeriFirst Bank from 1986 to 1991. He is a

7

Trustee Emeritus of St. Thomas University, Miami, Florida. Mr. Higginbottom is considered an “independent” director under New York Stock Exchange rules.

Mr. Higginbottom’s extensive experience in the airline and aviation industries from his years of senior management allow him to add considerable substance to the Board’s discussions and evaluation of the Company’s business, especially in strategic and operational issues and initiatives. The Board also believes Mr. Higginbottom’s lengthy business career provides the Board with an important and stable long term perspective. Due to his deep relationships in the airline and aerospace industries, Mr. Higginbottom has also been instrumental in assisting the Company in establishing important relationships throughout his tenure on the Board.

Mark H. Hildebrandt has been a partner since 2004 in Waldman Trigoboff Hildebrandt Marx & Calnan, P.A., a Miami, Florida-based full-service boutique law firm. He has practiced law continuously for more than 29 years and specializes in corporate and business law and in litigation. Mr. Hildebrandt is the Vice Chairman of the Board of Trustees of Mount Sinai Medical Center in Miami Beach, Florida. He previously served from 2007 to 2011 as the President of the Mount Sinai Medical Center Foundation. He is a current member of the Executive Committee of both the Board of Trustees and the Foundation. Additionally he is a current member of the Finance and Investment Committee, a current member of the Trustee Services Committee, a current member of the Compensation Committee, a former Chairman of the Finance Committee and a former member of the Audit Committee of the Board of Trustees of the Mount Sinai Medical Center. Furthermore, Mr. Hildebrandt formerly served as a member of the Board of Directors of Easter Seals of Miami-Dade County, Florida, and has served in numerous other local civic posts. Mr. Hildebrandt is considered an “independent” director under New York Stock Exchange rules.

Mr. Hildebrandt’s significant legal expertise and other business experience assist the Board in evaluating various matters. Given the Company’s complexity and its global activities, the Board believes Mr. Hildebrandt’s experience in complex commercial litigation, contract and employment disputes and intellectual property helps the Board in minimizing legal exposure, and in so doing, helps protect the Company’s and its shareholders’ interests. Mr. Hildebrandt’s experience as a member of the board and related committees for other companies enhances his ability to navigate Board matters.

Wolfgang Mayrhuber was elected to our Board of Directors in 2001 after serving as Advisor to the Board of Directors of the Company since 1997. Mr. Mayrhuber served as Chairman of the Executive Board and Chief Executive Officer of Deutsche Lufthansa AG (“Lufthansa”) from June 2003 until December 2010. He has served with Lufthansa since 1970, and has held various senior management positions for the maintenance and overhaul of aircraft, components and engines. In 1992, Mr. Mayrhuber was appointed Executive Vice President and Chief Operating Officer Technical at Lufthansa. In 1994, he became Chairman of the Executive Board of Lufthansa Technik AG. In 2001, Mr. Mayrhuber was appointed to the Executive Board of Deutsche Lufthansa AG. He is also a member of the supervisory boards of BMW AG, Munich RE Group, Austrian Airlines and a number of Lufthansa affiliates. In 2010, Mr. Mayrhuber was elected as a member of the Board of Directors of UBS Group, and in 2011, he was elected Chairman of the Supervisory Board of Infineon Technologies AG. Mr. Mayrhuber is considered an “independent” director under New York Stock Exchange rules.

Mr. Mayrhuber has over 40 years of multi-faceted experience in the global airline and aircraft maintenance industries. His senior leadership history at Lufthansa, a global leader in the aviation industry, and his background as a mechanical engineer provide him with deep operational, technical and strategic knowledge that benefits the Board of Directors. In addition to his service on several boards and related committees, Mr. Mayrhuber has significant international business experience, as well as extensive relationships with airlines and aircraft maintenance organizations throughout the world, which experience and relationships are important to the Board.

Eric A. Mendelson has been an employee of the Company since 1990, serving in various capacities. Mr. Mendelson has served as our Co-President since October 2009 and served as our Executive Vice President from 2001 through September 2009. Mr. Mendelson also serves as President and Chief Executive Officer of HEICO Aerospace Holdings Corp., a subsidiary of HEICO, since its formation in 1997 and President of HEICO Aerospace Corporation since 1993. Mr. Mendelson is a co-founder, and, since 1987, has been Managing Director of Mendelson International Corporation, a private investment company, which is a shareholder of HEICO. In addition, Mr. Mendelson is a member of the Advisory Board of Trustees of Mount Sinai Medical Center in Miami Beach, Florida and a member of the Board of Trustees of Ransom Everglades School in Coconut Grove, Florida, as well as

8

a member of the Board of Directors of the Columbia College Alumni Association. Eric Mendelson is the son of Laurans Mendelson and the brother of Victor Mendelson. Eric Mendelson is considered an “inside” director under New York Stock Exchange rules.

As the principal architect of the Company’s parts development program since its commencement in 1992, Eric Mendelson has unique knowledge in the FAA-approved aircraft replacement parts industry which the Company pioneered under his leadership. Mr. Mendelson is well versed in the marketplace for the Company’s products and he has deep experience with the Company’s Team Members, customers and shareowners. His more than 20 years of progressive experience with running and growing the business render him a valuable resource to the Board. Eric Mendelson and his family are significant Company shareholders.

Laurans A. Mendelson has served as our Chairman of the Board since December 1990. He has also served as our Chief Executive Officer since February 1990 and served as our President from September 1991 through September 2009. Mr. Mendelson serves on the Board of Governors of the Aerospace Industries Association (“AIA”) in Washington D.C., of which HEICO is a member. He is also former Chairman of the Board of Trustees, former Chairman of the Executive Committee and a current member of the Society of Mount Sinai Founders of Mount Sinai Medical Center in Miami Beach, Florida. In addition, Mr. Mendelson is a Trustee Emeritus of Columbia University in The City of New York, where he previously served as Trustee and Chairman of the Trustees’ Audit Committee. Mr. Mendelson is a Certified Public Accountant. Laurans Mendelson is the father of Eric Mendelson and Victor Mendelson. Laurans Mendelson is considered an “inside” director under New York Stock Exchange rules.

The Board believes that Mr. Mendelson’s 20 plus years of solid and successful leadership of the Company, his demonstrated expertise and vast experience in the aerospace and electronic technologies industries and his background in finance, accounting and audit, make him ideally suited to serve on the Board. The impact of Mr. Mendelson’s investment and acquisition acumen has led directly to the significant growth of the Company since 1990; he has a unique ability to recognize and capitalize on growth opportunities at the opportune time. Laurans Mendelson and his family are significant Company shareholders.

Victor H. Mendelson has been associated with the Company since 1990, serving in various capacities. Mr. Mendelson has served as our Co-President since October 2009 and served as our Executive Vice President from 2001 through September 2009. Mr. Mendelson also serves as President and Chief Executive Officer of HEICO Electronic Technologies Corp., a subsidiary of HEICO, since its formation in September 1996. He served as General Counsel of the Company from 1993 to 2008 and Vice President of the Company from 1996 to 2001. In addition, Mr. Mendelson was the Chief Operating Officer of the Company’s former MediTek Health Corporation subsidiary from 1995 until its profitable sale in 1996. Mr. Mendelson is a co-founder, and, since 1987, has been President of Mendelson International Corporation, a private investment company which is a shareholder of HEICO. He is a member of the Board of Visitors of Columbia College in New York City, a Trustee of St. Thomas University in Miami Gardens, Florida and is President of the Board of Directors of the Florida Grand Opera. Victor Mendelson is the son of Laurans Mendelson and the brother of Eric Mendelson. Victor Mendelson is considered an “inside” director under New York Stock Exchange rules.

The Board believes that Mr. Mendelson’s experience and expertise, garnered by serving the Company in a variety of progressive roles over the past 21 years, make him uniquely qualified to serve on the Board because he understands the Company’s operations and strategy very well. As the founder of the Company’s Electronic Technologies Group, he has extensive knowledge and experience in the electronic technologies and defense segments of the business, which have experienced significant growth under his stewardship. Further, as the Company’s former General Counsel for 18 years, he is familiar with the Company’s matters, including contractual relationships and the Company’s numerous acquisitions. Victor Mendelson and his family are significant Company shareholders.

Dr. Alan Schriesheim is retired from the Argonne National Laboratory, where he served as director from 1984 to 1996, and currently holds the distinction of Director Emeritus. From 1983 to 1984, he served as Senior Deputy Director and Chief Operating Officer of Argonne. From 1956 to 1983, Dr. Schriesheim served in a number of capacities with Exxon Corporation in research and administration, including positions as General Manager of the Engineering Technology Department for Exxon Research and Engineering Co. and director of Exxon’s Corporate Research Laboratories. Dr. Schriesheim is also a member of the Board of the Children’s Memorial Hospital of

9

Chicago, Illinois and is the President and Co-Founder of the Chicago Council on Science and Technology. Dr. Schriesheim is considered an “independent” director under New York Stock Exchange rules.

Dr. Schriesheim has deep experience and is accomplished in business, science and technology. His background in senior management of organizations involved with advanced technological developments and his advocacy for continuous technology development are important to the Board’s evaluation of the Company’s operations and potential acquisitions. The Board believes that Dr. Schriesheim’s international business experience through numerous economic cycles provides the Board with a stable perspective which is useful in navigating complex business judgments.

Frank J. Schwitter has been engaged principally as a consultant for law and accounting firms since 1998. From 1996 to 1998, Mr. Schwitter served as Senior Business Advisor and Technical Consultant to Prasetio Utomo & Co. in Indonesia. Prior to 1996, Mr. Schwitter served 38 years with Arthur Andersen LLP, where he was a partner and the Managing Director of the Firm’s International Business Program from 1982 to 1996. Mr. Schwitter also served as an officer and director of a number of business organizations including the Foreign Policy Association, the Business Council for International Understanding, Council of the Americas, the Long Island Association of Business and the Huntington Chamber of Commerce. From 1998 to 2003, Mr. Schwitter served on the Technical Standards Committee of the American Institute of Certified Public Accountants (“AICPA”) and he remains a member of the AICPA. Mr. Schwitter is a Certified Public Accountant in New York State. Mr. Schwitter is considered an “independent” director under New York Stock Exchange rules.

Mr. Schwitter brings to the Board a wealth of knowledge in finance and accounting at both the domestic and international levels. His prior experience as a partner of one of the largest accounting firms at that time, has provided him with a solid foundation from which to assess and advise on the Company’s internal controls, financial strategy, financial reporting and interactions with the Company’s independent auditors. His strong leadership skills, acquired during many years of senior management, are a complement to the Board’s composition.

Board Leadership Structure

Within the Board’s purview is the determination as to whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separate. HEICO believes a combined role of Chairman of the Board and Chief Executive Officer, along with Board Committees that are chaired by independent directors (with the exception of the Executive Committee chaired by Mr. Laurans Mendelson) is the appropriate leadership structure for the Company at this time, and is one that provides exceptional value to HEICO and its shareholders. Mr. Mendelson has vast expertise in the aerospace, defense and electronics industries and a proven track record of successful leadership, as evidenced by strong returns on HEICO stock in the past 21 years, even though the period saw several economic downturns. The combined role fosters open communication between the Board and management team, provides both groups with unified leadership and promotes efficient development and execution of the Company’s strategic plan.

The independent directors meet at least once per year in an executive session. The independent directors elect a presiding director to act as the lead independent director for each executive session among the chairs of the committees of the Board on a rotating basis.

Board Risk Oversight

While the Company’s management team takes primary responsibility for risk management, the Board plays a large role in the oversight, evaluation and strategy for handling the material risks facing the Company. The risk environment in which HEICO currently operates includes a variety of risks, both financial and operational, some of which may manifest themselves in unforeseen ways, which may affect our ability to anticipate, fully comprehend, mitigate or respond to them. At regular intervals, HEICO’s management team presents the Board with reports on the status of critical risks that are currently affecting or have the potential to impact the business. These reports are designed to provide the Board with timely identification of the nature of any risks, so they may respond appropriately.

The Board addresses risk management at both the full Board and Committee levels. The full Board oversees risks that may impact HEICO and its subsidiaries as a whole, with particular emphasis on operational and

10

strategic risk; while each Committee oversees specific areas of risk within its purview. The Finance/Audit Committee is responsible for oversight of HEICO’s financial risks, including the adequacy of internal controls, compliance, financial reporting, and tax positions. To this end, the Finance/Audit Committee meets regularly with the Company’s internal and external auditors to ensure visibility into pending risks and the mitigation of the financial and non-financial impact of these risks. The Nominating and Corporate Governance Committee is responsible for the oversight of the Company’s directorship policies and practices, succession planning and the evaluation and recommendation of qualified Board candidates. Other Board committees also consider areas of risk within their particular subject matter, for example, the Compensation Committee considers the areas of risk related to the compensation policy and programs of the Company.

Director Independence

The Board of Directors has determined that Mr. Henriques, Mr. Higginbottom, Mr. Hildebrandt, Mr. Mayrhuber, Dr. Schriesheim, Mr. Schwitter and former director Mitchell I. Quain have met the standards of independence as set forth in the Company’s Corporate Governance Guidelines, which are consistent with the standards established by the New York Stock Exchange.

The full Board of Directors discussed and reviewed whether each director was “independent” under New York Stock Exchange (“NYSE”) rules. The Board of Directors has used these rules to determine whether each director is independent. These rules state that a director who has a “material” relationship with the Company will be deemed an “inside” or “non-independent” director. As Laurans, Eric and Victor Mendelson are all employed in executive positions with the Company, they are deemed “inside” or “non-independent” directors.

As noted above, until December 2010, Mr. Mayrhuber was Chairman of the Executive Board and Chief Executive Officer of Lufthansa, and remains Chairman of the Executive Board of Lufthansa Technik AG. A Lufthansa subsidiary is a customer of the Company’s Flight Support Group and owns 20% of the Flight Support Group. However, the Company’s sales to Lufthansa and all of its subsidiaries constituted less than 1% of Lufthansa’s consolidated annual revenues, and, in addition, neither Lufthansa nor Mr. Mayrhuber receive any remuneration from the Company other than Mr. Mayrhuber’s standard director fees paid to him for service as a member of the Board of Directors of the Company. As a result, the Board of Directors concluded that Mr. Mayrhuber is an “independent” director under NYSE rules.

As Mr. Henriques, Mr. Higginbottom, Mr. Hildebrandt, Mr. Mayrhuber, Dr. Schriesheim, and Mr. Schwitter and their employers lack material relationships with the Company, they are deemed “independent” under NYSE rules. The Board of Directors reviewed and confirmed these conclusions.

Board Committees

The Board of Directors has the following standing committees: an Executive Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, a Finance/Audit Committee, an Environmental, Safety and Health Committee, and a Stock Option Plan Committee. From time to time, special committees for a limited purpose and duration may be established. Committee member appointments to the standing committees are re-evaluated annually and approved by the Board of Directors at its next regularly scheduled meeting that follows the Annual Meeting of shareholders. Information regarding each of the standing committees is as follows:

The Executive Committee has such powers as are delegated by the Board of Directors, which may be exercised while the Board of Directors is not in session, provided such powers are not in conflict with specific powers conferred to other committees or are otherwise contrary to law. Its members consist of Mr. Laurans Mendelson (Committee Chairman), Mr. Higginbottom, Mr. Mayrhuber and Dr. Schriesheim. The Executive Committee did not convene in fiscal 2011.

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying and recommending to the Board qualified individuals to be nominated as directors; makes recommendations concerning committee membership, appointments and director compensation; periodically reviews and recommends to the Board of Directors updates to the Company’s Corporate Governance Guidelines; assists the Board and the Company in interpreting and applying the Company’s Corporate Governance Guidelines and Code of Business Conduct; and oversees the annual evaluation of management and of the Board of Directors. The Nominating and Corporate

11

Governance Committee met one time in fiscal 2011 and its members consist of Mr. Higginbottom (Committee Chairman), Mr. Hildebrandt and Dr. Schriesheim. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” in accordance with the New York Stock Exchange’s listing standards.

Prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider the existing director’s independence, if required, skills, performance and meeting attendance. The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders (see the caption “Shareholder Proposals and Nominations” contained herein). All candidates will be reviewed in the same manner, regardless of the source of recommendation. In evaluating candidates for potential director nomination, the Nominating and Corporate Governance Committee will consider, among other things, candidates that are independent, if required; who possess personal and professional integrity; have good business judgment, relevant experience and skills; and who would be effective as a director in conjunction with the full Board of Directors in collectively serving the long-term interests of our shareholders. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

The Compensation Committee reviews and approves compensation of our officers, key employees and directors. For further information on the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, see the Compensation Discussion and Analysis section contained herein. In addition, the Compensation Committee reviews and discusses with management the Compensation Discussion and Analysis and based on the review and discussion, recommends its inclusion in the proxy statement. The Compensation Committee met two times in fiscal 2011 and its members consist of Mr. Higginbottom (Committee Chairman), Mr. Hildebrandt, and Dr. Schriesheim. The Board of Directors has determined that each member of the Compensation Committee is “independent” in accordance with the New York Stock Exchange’s listing standards. The report of the Compensation Committee regarding Compensation Discussion and Analysis is contained herein.

The Finance/Audit Committee oversees the quality and integrity of our accounting, auditing, internal control and financial reporting practices, including the appointment, compensation, retention and oversight of the work of our independent auditor. The Finance/Audit Committee also advises the Board of Directors regarding transactions presenting a potential conflict of interest between the Company and any member of the Board of Directors or any executive officer. The Finance/Audit Committee met four times in fiscal 2011 and its members consist of Mr. Schwitter (Committee Chairman), Mr. Henriques, Mr. Higginbottom, Mr. Hildebrandt, and Dr. Schriesheim. Mr. Henriques joined the Finance/Audit Committee in March 2011 and replaced former director Mr. Quain, who resigned from the Board of Directors in March 2011. The Board of Directors has determined that each member of the Finance/Audit Committee is “financially literate” and “independent” in accordance with the New York Stock Exchange’s listing standards and that Mr. Schwitter is an “audit committee financial expert”, as defined by the Securities and Exchange Commission. The annual report of the Finance/Audit Committee is contained herein.

The Environmental, Safety and Health Committee meets with our senior management and oversees compliance in all matters relating to federal and state environmental, safety and health regulations. The Environmental, Safety and Health Committee met one time in fiscal 2011 and its members consist of Dr. Schriesheim (Committee Chairman), Mr. Mayrhuber, Mr. Eric Mendelson and Mr. Victor Mendelson. The Environmental, Safety and Health Committee also visits our operating locations on a periodic basis.

The Stock Option Plan Committee administers our stock option plans and has authority to grant options, to determine the persons to whom and the times at which options are granted, and to determine the terms and provisions of each grant. The Stock Option Plan Committee met three times in fiscal 2011 and its members consist of Mr. Hildebrandt (Committee Chairman) and Mr. Higginbottom.

The Nominating and Corporate Governance Committee, Compensation Committee and the Finance/Audit Committee are governed by written charters relating to corporate governance matters. All Board of Directors Committee Charters, Corporate Governance Guidelines, as well as HEICO’s Code of Ethics and Business Conduct are located on HEICO’s web site at www.heico.com.

12

Board Meetings

During the fiscal year ended October 31, 2011, the Board of Directors held five meetings. Each of the directors attended 100% of the meetings of the Board of Directors and committees on which they served in fiscal 2011. We do not have a formal policy regarding attendance by members of the Board of Directors at the Annual Meeting of shareholders, but we encourage directors to attend and historically, most have done so. All of the nine members of the Board of Directors attended the 2011 Annual Meeting of Shareholders.

Compensation Committee Interlocks and Insider Participation

Mr. Higginbottom, Mr. Hildebrandt, and Dr. Schriesheim served as members of the Compensation Committee during fiscal 2011. No member of the Compensation Committee was an officer or employee of the Company during fiscal 2011 or was formerly an officer of the Company. During the year ended October 31, 2011, none of HEICO’s executive officers served on the board of directors or compensation committee of any other entity whose directors or executive officers served either on HEICO’s Board of Directors or on HEICO’s Compensation Committee.

Compensation of Directors

Effective June 13, 2011, our directors receive an annual retainer of $125,000 and are required to purchase shares of HEICO common stock equivalent to 64% of the annual retainer ($80,000). Prior to June 13, 2011, our directors received an annual retainer of $115,000 and were required to purchase shares of HEICO common stock equivalent to approximately 61% of the annual retainer ($70,000). We accrue the portion of each director’s annual retainer required to purchase shares of HEICO common stock and periodically purchase such shares on behalf of our directors.

Directors are paid a fee of $2,000 for each regular Board of Directors meeting attended and members of committees of the Board of Directors are paid a $7,500 annual retainer for each committee served and $1,200 for attendance at each committee meeting or site visit. In addition, committee chairmen are paid an annual retainer of $2,500 for each committee chaired.

The Directors’ Retirement Plan, which was adopted in 1991 in order to facilitate director retirements and covered our then current directors, was amended as of November 2003 to effectively freeze vested benefits. Three of our current nine directors are covered under the Directors’ Retirement Plan and each will receive annually the average retainer (or $19,000, under the amended terms of the plan) such director was paid during his service as a member of the Board of Directors payable in quarterly installments. At the election of such director, these quarterly payments begin either at age 70 or upon retirement from the Board of Directors and continue for the same period of time that the participant served on the Board of Directors, not to exceed ten years. During fiscal 2011, $19,266 was accrued pursuant to the Directors’ Retirement Plan, while amounts totaling $61,500 were paid, including $4,500 to a retired director and $19,000 to the estate of a deceased director.

13

Director Compensation Table

The table below summarizes the compensation paid to our non-employee directors during fiscal 2011.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Non-qualified Deferred Compensation Earnings (2)	All Other Compensation (3)	Total

Adolfo Henriques	$82,069	$—	$—	$—	$82,069

Samuel L. Higginbottom	180,933	—	—	19,000	199,933

Mark H. Hildebrandt	173,333	—	—	—	173,333

Wolfgang Mayrhuber	145,033	—	—	—	145,033

Mitchell I. Quain (4)	59,252	—	—	—	59,252

Dr. Alan Schriesheim	180,833	—	—	19,000	199,833

Frank J. Schwitter	143,633	—	—	—	143,633

______________________________________

(1)	No stock options were granted to any non-employee director in fiscal 2011. As of October 31, 2011, the only non-employee director holding options was Dr. Alan Schriesheim who held options for 114,348 shares of Common Stock and 130,931 shares of Class A Common Stock (adjusted as necessary for all stock dividends and stock splits).

(2)	There were no above-market or preferential earnings on deferred compensation.

(3)	Represents payments made from the Directors’ Retirement Plan, as described above. The aggregate value of perquisites and other personal benefits is less than $10,000 per non-employee director.

(4)	Mr. Quain resigned from the Board of Directors in March 2011.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES.

14

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis (“CD&A”) should be read in conjunction with the compensation tables contained elsewhere in this proxy statement. References to our “named executive officers” in this CD&A are to the same persons set forth in the compensation tables.

Our Board recognizes the fundamental interest our shareholders have in the compensation of our executive officers. At the 2011 Annual Meeting, our shareholders approved, on an advisory basis, the compensation of our named executive officers. Based upon the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives discussed below and adequately align the interests of our named executive officers with the long term goals of the Company.

Compensation Objectives

The Compensation Committee of the Board of Directors (the “Committee”) again applied the same policies that it has successfully utilized for many years. The Committee’s overriding principle is that compensation policies should be simple and that they should provide clarity for the Company, its shareholders and the executives subject to those policies. The Committee believes that complicated compensation methods designed to encourage or discourage a wide variety of actions are more likely to lead to unintended adverse consequences than they are to yield successful results for the Company and its shareholders. Therefore, the Committee focuses on clear objectives that it believes will yield the best results.

Our objectives are:

1.	Compensate our executives fairly;
2.	Motivate our executives to honestly and ethically grow our Company’s revenues, profits, cash flow and market capitalization over time, not just in the short term; and
3.	Retain our executives while ensuring the ability to attract new ones as needed.

Compensation Overview

Historically, the Committee has followed a “common sense” approach to compensating our executives. This approach is not based on theory or ornate concepts derived from academic study, rather it is derived from the Committee members’ many years of business experience in which they had to design compensation methods for their own employees. As reported below, this historical judgment has been successful for HEICO.

HEICO’s success and the Committee members’ continuous interaction with the named executive officers are overriding factors in the Committee’s compensation philosophy. Over approximately twenty-one years, the Board of Directors and Committee members have had the benefit of working with the names executive officers and, during this period, the Company’s sales have grown from $26,239,000 in fiscal 1990 to $764,891,000 in fiscal 2011 and our net income from continuing operations has grown from $1,961,000 to a record $72,820,000. Further, except for fiscal 2009 during the worldwide economic collapse and the two years following the September 11, 2001 attacks wherein the commercial aviation industry went into an immediate and substantial decline, or periods in which we sold operating businesses for a profit, our sales and income have consistently grown so that our compound annual rate of growth in sales and net income have equaled 17% and 19%, respectively since 1990. During this time, our shareholders have benefited significantly, as a $100,000 investment in HEICO at the time current management took over operation of the business has become worth approximately $6,000,000 on December 31, 2011.

During this period, the Board of Directors and the Committee have become well acquainted with each of the named executive officers and have observed their loyalty to the Company, including times when such loyalty harmed the executives’ short term personal interests. For example, the named executive officers have, during times of downturn, favored continued substantial investment in research and product development, which had the effect of reducing their own potential short term compensation, so that the Company would experience medium and long term growth. In addition, management has been careful to maintain conservative debt levels to ensure the Company’s ability to finance acquisitions and growth.

15

The Committee also believes it is critical that the executive officers feel they are being rewarded and recognized properly for their efforts and for their contributions to our Company’s growth. During weak economic times, our executive officers requested that they not receive salary increases or bonuses, which strengthened our trust in them and serves to confirm our judgment of how they should be compensated.

In addition, we consider factors such as: current management holding a significant financial stake in the Company for many years; other business opportunities which our executives could easily pursue; amounts and types of compensation which other companies pay to their executives; general economic conditions; and the complexity and risks of the executives’ current jobs.

Finally, management’s longevity has created stability and we believe this has allowed HEICO to achieve exemplary operating results, as set forth in our financial statements. Accordingly, we believe that our compensation policies are meeting the objectives listed above and continue to be appropriate.

Elements of Compensation

The Committee breaks executive compensation into the following four primary categories:

1.	Base Salary;
2.	Cash Bonus;
3.	Stock Options; and
4.	Retirement-related/long-term Compensation.

Further, we believe it is appropriate to allow executives certain modest perquisites as discussed below.

Determining Compensation Levels

For many years, the Committee has utilized independent third party consultants to help us benchmark our compensation views against those of other companies. Steven Hall & Partners provided our benchmark analysis of executive base salaries and bonuses paid to executives at other companies with some important characteristics similar to ours. Twenty- three aerospace companies that have similar revenues, market capitalization, profits or industries to ours, and were selected by the consultants with input from management, were used for the benchmark. The companies used in the benchmark analysis were: AAR Corp., Analogic Corp., Argon ST, Inc., Barnes Group, Inc., BE Aerospace, Inc., CAE, Inc., Ceradyne, Inc., Comtech Telecom Corp., Cubic Corp., Ducommun, Inc., EnPro Industries, Inc., ESCO Technologies, Inc., Esterline Technologies Corp., FLIR Systems, Inc., Franklin Electric Co., Inc., Kaydon Corp., Ladish Co., Inc., Moog, Inc., Teledyne Technologies, Inc., TransDigm Group, Inc., Triumph Group, Inc., ViaSAT and Woodward Governor Co.

The engagement of our independent compensation consultant by the Committee in fiscal 2011 did not raise any conflicts of interests since they provided no additional services to the Company during this period.

Fulcrum Consulting provided the Committee with advice regarding the HEICO Corporation Leadership Compensation Plan (which is further discussed below) and provided the Committee with advice on benefits policies generally and conducts actuarial studies for certain benefit plan contributions. All of the consultants retained by the Committee are independent and provide no other services to HEICO.

While we believe that benchmarks are helpful and partial fairness tests for determining compensation levels and help us evaluate whether our compensation methods are at least comparable to those of other companies, we do not believe that such studies should be the only, or even the determinative, consideration in establishing compensation. Significantly, we are mindful of the fact that most benchmarking studies relate to a company’s size, not necessarily its profitability or profit margins. HEICO’s management historically focuses on our profitability, cash flow and market capitalization in the belief that these ultimately drive shareholder wealth, rather than the size of our Company in terms of revenues or employees relative to other firms.

If we were to exclusively follow benchmark studies, we would pay our executives not for the Company’s income, but principally for its revenues and staff size. We believe that would be flawed because it would not incentivize our management to focus on the factors which we and they believe to be important. When we consider

16

the benchmark data, we believe that our executive management team should be compensated in the higher percentile of companies reviewed because of the factors discussed in “Compensation Overview” section of this CD&A. The Committee continues to reserve the discretion to ignore and interpret the benchmark data in our judgment. We also note that benchmark data can be flawed due to circumstances unique to other companies in a “peer group” and because there are no companies which exactly match HEICO’s products, size and financial characteristics.

Base Salary

The Committee determines base salary by considering historical pay levels, the benchmark analyses previously discussed, the need to offer a base salary competitive with other income generating opportunities which executives might have, and the growth in our sales, income and cash flow. We also take into account the fact that there are other elements in compensation which the Company does not offer to our executives and the compensation elements we do offer which are discussed below (e.g., bonus and retirement/long-term compensation amounts).

Bonus

At the outset of each fiscal year, our executive officers present to the Board of Directors a financial goal or budget for the year. The Committee believes that our executives should receive bonuses equal to roughly 100% of their base compensation if the Company meets a budgeted goal involving meaningful growth. We further believe that these bonuses should be scaled somewhat to allow for the possibility of exceeding targets and for falling modestly short of the target. However, where there is no growth, the Committee believes that bonuses should not be awarded absent extenuating circumstances. Our goal is to provide incentives to management to meet both short and long-term objectives, to be competitive with other income generating opportunities our executives might have and to treat them fairly at all times. We note that our executive offices have requested that they receive no bonuses in periods where financial performance failed to meet budgeted goals, even if we grew significantly during the relevant period.

Under our incentive plan, which complies with Section 162(m) of the Internal Revenue Code (the “Code”) and which was previously approved by our shareholders, the Committee in December 2010 established minimum and maximum target bonus levels for each of the named executives for fiscal 2011. Our net income target for fiscal 2011 was $65,900,000 which reflects a 20% increase over fiscal 2010 net income. Recognizing that any increase in net income deserves recognition, but that lower than targeted net income deserves less than the targeted bonus, the Committee allows for reduction of the bonus from target by 2.5% for every percent that net income was below the target. Conversely if net income were greater than targeted, the executives’ bonuses could be increased by 2.5% for every percentage point increase in actual net income above the targeted amount. Please see our “Grants of Plan-Based Rewards” table below for our threshold, target and maximum rewards levels under the incentive plan.

Our net income in fiscal 2011 grew by 33% and was $72,820,000 versus targeted net income of $65,900,000. Accordingly, our actual net income exceeded the target amounts necessary for payments (by more than 10%) and the non-equity incentive compensation set forth in the compensation tables below were paid to the named executive officers. The targets were not changed during the year.

Before setting targets, the Committee also reviews benchmarks and other data provided by the compensation consultants. The Committee also considers the fact that numerous other management-level employees at HEICO are offered bonus opportunities equal to 100% or more of their base salary if their operation meets certain targets and the Committee likes the consistency of this approach.

Retirement-Related/Long-Term Compensation

HEICO has, since 1986, offered a 401(k) Plan to nearly all of our U.S. employees, including our executive officers. As of October 31, 2011, over 2,300 current and former employees participated in our 401(k) Plan. Under this Plan, which is available to all eligible employees, including both non-executives and executive employees, our employees may elect to defer a portion of their cash compensation into an account within the Plan which amount is then matched at a certain rate by HEICO in cash or HEICO shares. Based upon recommendation by management, the Committee approves the matching rate that each of our subsidiaries contributes and the full Board ratifies that rate. As has been the case in past years, in 2011 federal tax laws limited the permitted benefits to our named executive officers in the Plan to a matching rate that was actually less than most of our other employees.

17

Accordingly, our named executive officers were prevented from receiving the maximum percentage benefits available to many other employees under the plan.

In 2006, the Board approved the HEICO Corporation Leadership Compensation Plan (the “LCP”). This Plan is qualified Section 409A of the Code. The LCP is available to more than 100 HEICO employees. It provides that the participating employees may contribute a portion of their compensation to the LCP and that HEICO will match salary contributions at a specified fraction of each employee’s salary contribution. The matching rate is established by the Committee and ratified by the Board of Directors. In addition, the Committee and Board of Directors retained discretion to contribute additional amounts to each participant’s account in the LCP. The Committee believes that its named executive officers should generate retirement funds to ensure that they are not focused on alternative business activities to supplement their incomes. The Committee also wants HEICO to remain competitive with compensation offered by other employers and it wishes to demonstrate good faith to our named executive officers by pro-actively offering them benefits which are typical in the industry or common among benchmark companies before they have to ask for the benefits themselves. We believe this fosters an environment of mutual trust between the Board of Directors and the named executive officers.

As was the case in the prior years, in fiscal 2011, we made the contribution set forth in the compensation tables corresponding to the named executive officers in an effort to “catch up” for retirement benefits not paid to them prior to fiscal 2007. The recommendation from our compensation consultants utilized in part to determine benefit levels were based on the years of service to HEICO by the executives, their ages and their statistically estimated proximity to retirement. Based upon the recommendation of the Committee’s compensation consultants, the contributions to the accounts of Laurans A. Mendelson and Thomas S. Irwin were substantially larger than those paid to the other named executive officers as a result of age and years of service.

Perquisites

Our named executive officers and certain other executives who utilize their automobiles, at least in part, for company business have been offered either automobiles or automobile allowances. This practice has been in place for more than 20 years. To the extent that they use their automobiles for non-company business, they receive a personal benefit which is reported as a taxable benefit.

In addition, we pay for life insurance for some of our named executive officers consistent with past practices. Under our Aircraft Utilization Policy, named executive officers who utilize company-sponsored aircraft for an exclusively personal, non-company business use pay the incremental hourly operating charges for that use unless otherwise prohibited by law. The Aircraft Utilization Policy allows them to bring family and others on business and other flights aboard corporate aircraft. In fiscal 2011, named executive officers who utilized corporate-sponsored aircraft for exclusively personal purposes in which no company business was involved paid the incremental direct hourly operating costs (including fuel surcharges, landing fees, segment fees and federal excise taxes) directly to the aircraft operator for such use.

The Committee benchmarking analyses and the Committee Members’ own experience have led the Committee to conclude these types and amounts of perquisites to be appropriate and customary for executive officers with many other companies.

Stock Options

The Committee continues to believe that stock option awards align the shareholders’ and option holders’ interests because the option holders do not receive any gain from their options unless the shareholders experience a gain resulting from HEICO’s share price increase. Stock options are very important to some executives and both they and the Committee feel that it is critical to provide a linkage to stock performance, which linkage does not use the Company’s cash (except for tax payments when shares of the Company’s common stock are surrendered upon exercise in lieu of tax payments).

Since 1990, the combined value of our classes of common stock increased by approximately 5,900%, or 22% compounded per annum, through December 31, 2011, so that our executives who received stock options during that period gained wealth while our shareholders also gained wealth. We believe this dynamic provides consistent

18

reward for the shareholders and management. Accordingly, the Committee rewarded options to two named executive officers in fiscal 2011.

Management Involvement

It is the Committee’s practice to have our Chief Financial Officer and our Chief Executive Officer work with our compensation consultants to verify benchmarks on other companies’ practices and, where appropriate, provide updated suggestions for compensation methods. The Committee relied on the independent compensation consultants and management to finalize the benchmark indexes and to exchange information. The Committee then studies and analyzes such information and directs involved management to provide further information as needed, but the Committee retains all discretion over compensation of the Company’s named executive officers.

Other Compensation Issues

Because the Committee believes it should apply its own judgment and sense of fairness in setting compensation levels, it does not use set formulas to allocate between long-term and currently paid out compensation. The Committee applies this philosophy to the breakdown between cash and non-cash compensation in order to maintain flexibility to incentivize and recognize management based upon our qualitative interactions with us and other shareholders.

In setting its policies and making compensation decisions, the Committee evaluates many items of corporate performance. Among these are changes in: revenues; operating income; cash flow from operating activities as defined by generally accepted accounting principles; whether the company met both quantitative and qualitative goals; management’s efforts; management’s work ethic; management’s adherence to corporate policies; management’s ethical conduct; our reputation with various stake holders; the difficulty in managing the business; our historical performance; whether failure to meet any goals was the result of completely external factors or management errors; economic conditions; and other considerations. Given the Company’s strong results in fiscal 2011 and the fact that we were able to observe the executives during that time and before that time, we believe that these items were favorably impacted by the executives and this played a role in our compensation decisions.

Because we want to encourage all of our executive officers to work together as a team and to discourage them from considering their contribution individually, we do not exclusively consider each executive officer’s contribution to our performance or otherwise attempt to break out a value for it. Accordingly, we compensate both our Co-Presidents and our Executive Vice President at the same level and our Chief Executive Officer is compensated at roughly double the rate of those other three persons. We do not specifically analyze the relationship between compensation of our executive officers and other employees (which is sometimes referred to as “pay equity” analysis). Given that we have not had to restate results of which prior compensation decisions were made, we do not have policies beyond those contained in laws or other regulations regarding the adjustment or recovery thereof. In the event that such a situation does arise, the Committee will address it in accord with applicable laws or regulations as it determines appropriate at that time. The Committee does not separately consider how much compensation amounts are realizable from prior compensation; however, those are factors which the Committee views in the total mix of information when setting compensation. The Committee does, however, consider the impact that our accounting policies have on our overall performance in both cash utilization and accounting terms.

While the Committee does take into consideration in the total mix of information the fact that our named executive officers hold and have held significant amounts of our stock, we do not require them to own a specific amount of our stock. Our policies direct that, over time, members of HEICO’s Board of Directors should purchase HEICO shares equivalent to approximately 64% (61% prior to June 15, 2010) of their annual Board of Directors retainer). Three of our named executive officers are members of our Board of Directors and all of them have followed that policy. The Committee views ownership of HEICO shares as a commitment to the Company and believes that it should be encouraged.

The named executive officers who also serve on the Company’s Board of Directors receive compensation for their services as Directors commensurate with the independent directors. We believe that this policy, which has been in place for over 20 years, is appropriate given the risks and efforts attendant with service on the Board of Directors.

19

Compensation Risks

Management and the Board of Directors, including the Compensation Committee, consider and discuss the risks inherent in our business, as well as the design of our compensation plans, policies and programs that are intended to further our business objectives. Given the nature of our business, and the material risks we face, we believe that our compensation plans, policies and programs are not reasonably likely to give rise to risk that would have a material adverse effect on our business. We also believe that the mix and design of the elements of our executive compensation do not encourage management to assume excessive risks. Our compensation programs and decisions include qualitative factors which restrain excessive risk taking by management.

Change of Control Payments

The only change of control arrangement we have is a contract entered into in 1989 with Thomas S. Irwin, our Executive Vice President and Chief Financial Officer, whereby, upon a change of control (as defined in that agreement), he would receive a lump sum, severance payment of two years’ compensation if he is terminated within three years after a change of control. Based on his fiscal 2011 compensation, Mr. Irwin would be eligible to receive $2,234,227 under this agreement. In addition, under the LCP, Laurans A. Mendelson and Thomas S. Irwin are due to receive lump sum payments of their previously accrued benefits to the LCP upon a change of control. For Laurans A. Mendelson, the payment would be $7,700,000 and for Thomas S. Irwin the payment would be $4,500,000 (as noted these amounts were earned by prior service to the Company and awarded previously, but not paid to the executives in the past). Accordingly, based upon fiscal 2011 compensation levels, the aggregate of all change of control payments to the named executive officers would be $14,434,227. Of this amount, $8,787,000 has already been accrued and charged against the Company’s earnings and is accrued in our balance sheet for payment at a later date.

The preceding report of the Compensation Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the report by reference in any such filing.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by item 402(b) of Regulation S-K. Based on our review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ending October 31, 2011.

Respectfully submitted by the Compensation Committee of the Company’s Board of Directors: Samuel L. Higginbottom (Chairman), Mark H. Hildebrandt and Dr. Alan Schriesheim.

20

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation earned by our Chief Executive Officer, Chief Financial Officer and each of the three other most highly compensated executive officers of the Company or its subsidiaries (collectively, the “Named Executive Officers”) during fiscal 2011, 2010 and 2009.

Name and Principal Position	Fiscal Year	Salary (1,2)	Bonus (1,2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Non-qualified Deferred Compensation Earnings (5)	All Other Compensation (6)	Total

Laurans A. Mendelson	2011	$1,014,315	$—	$—	$1,381,193	$—	$1,027,194	$3,422,702
Chairman of the Board and	2010	973,425	—	—	1,126,959	—	972,654	3,073,038
Chief Executive Officer	2009	960,000	—	—	—	—	938,681	1,898,681

Thomas S. Irwin	2011	560,816	—	—	763,125	—	969,912	2,293,853
Executive Vice President and	2010	519,178	—	—	586,958	—	727,007	1,833,143
Chief Financial Officer	2009	500,000	—	—	—	—	694,947	1,194,947

Eric A. Mendelson	2011	560,816	—	2,292,970	763,125	—	598,667	4,215,578
Co-President, HEICO Corporation;	2010	519,178	—	2,231,050	586,958	—	714,312	4,051,498
President and Chief Executive	2009	500,000	—	2,099,238	—	—	298,894	2,898,132
Officer of HEICO Aerospace
Holdings Corp.

Victor H. Mendelson	2011	560,816	—	2,292,970	763,125	—	597,196	4,214,107
Co-President, HEICO Corporation;	2010	519,178	—	2,231,050	586,958	—	722,012	4,059,198
President and Chief Executive	2009	500,000	—	2,099,238	—	—	282,282	2,881,520
Officer of HEICO Electronic
Technologies Corp.

William S. Harlow	2011	200,000	200,000	—	—	—	16,000	416,000
Vice President - Acquisitions	2010	200,000	200,000	—	—	—	13,154	413,154
	2009	200,000	—	—	—	—	16,000	216,000

___________________

(1)	At their request, the Company did not increase the salaries of the Named Executive Officers from June 2008 until June 2010. Typically, the Board would have granted merit-based increases in 2009, but none were declared during this 24 month period. At their request, the Named Executive Officers did not receive any incentive compensation, or bonus, in fiscal or calendar 2009. Incentive compensation, or bonus, is paid solely due to the Company’s success in meeting the financial goals set forth by the Board at the start of each fiscal year.

(2)	Salary and bonus amounts include amounts deferred by the Named Executive Officers pursuant to the HEICO Corporation Leadership Compensation Plan, a non-qualified deferred compensation plan available to numerous eligible employees, officers and directors. For more information on this plan, see “Non-qualified Deferred Compensation,” which follows below within this Executive Compensation section.

(3)	Amounts stated represent the value of option awards granted to the Named Executive Officers based on the grant date fair value of these awards in fiscal 2011, 2010 and 2009, and are the amounts we will likely recognize as compensation expense over each award’s vesting period, which will likely differ from the actual value that may be realized by the Named Executive Officer. The fair values of the option awards were computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used to value these awards are set forth in Note 9, Stock Options, of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2011.

21

(4)	Represents amounts earned by achievement of performance goals during a specified performance period and consists of payments made under the HEICO Corporation 2007 Incentive Compensation Plan as described within “Grants of Plan-Based Awards,” which follows below within this Executive Compensation Section.

(5)	There were no above-market or preferential earnings on deferred compensation.

(6)	Amounts principally represent contributions to the HEICO Corporation Leadership Compensation Plan, which generally vest over a four year period and are generally paid at retirement. See the following table entitled “All Other Compensation” for an itemized disclosure of this compensation.

		All Other Compensation
Name	Fiscal Year	Director Fees	Insurance Benefits (1)	Company Contributions to HEICO Savings and Investment Plan (2) (a defined contribution retirement plan)	Company Contributions to HEICO Corporation Leadership Compensation Plan (3) (a deferred compensation plan)	Use of Company Car (4)	Perquisites and Other Personal Benefits (5)	Total

Laurans A. Mendelson	2011	$138,833	$14,682	$4,900	$865,398	$3,381	$—	$1,027,194
	2010	125,667	47,717	9,800	785,547	3,923	—	972,654
	2009	119,200	43,678	11,950	760,332	3,521	—	938,681

Thomas S. Irwin	2011	—	140,421	12,250	811,807	5,434	—	969,912
	2010	—	129,601	9,800	582,939	4,667	—	727,007
	2009	—	117,043	11,950	562,787	3,167	—	694,947

Eric A. Mendelson	2011	137,533	32,123	12,250	413,895	2,866	—	598,667
	2010	125,567	29,323	9,800	544,765	4,857	—	714,312
	2009	117,900	23,098	11,950	140,187	5,759	—	298,894

Victor H. Mendelson	2011	137,533	30,723	12,250	413,895	2,795	—	597,196
	2010	125,567	27,923	9,800	556,547	2,175	—	722,012
	2009	117,900	21,698	11,950	128,405	2,329	—	282,282

William S. Harlow	2011	—	—	10,000	6,000	—	—	16,000
	2010	—	—	8,077	5,077	—	—	13,154
	2009	—	—	10,000	6,000	—	—	16,000

___________________

(1)	Annual life and medical insurance premiums paid by the Company.

(2)	Participation in the HEICO Savings and Investment Plan is available to substantially all employees of the Company.

(3)	For more information on the HEICO Corporation Leadership Compensation Plan, see “Non-qualified Deferred Compensation,” which follows below within this Executive Compensation section.

(4)	Personal use of Company’s vehicle provided to the Named Executive Officer. The Company reports the personal use of such vehicles as part of each Named Executive Officer’s compensation.

(5)	Our Named Executive Officers personally use the Company’s facilities, and from time to time, use tickets for entertainment and other events for personal purposes, and receive occasional secretarial support with respect to personal matters. These perquisites and other personal benefits in aggregate, however, do not exceed $10,000 for any of the Named Executive Officers.

22

Grants of Plan-Based Awards

The HEICO Corporation 2007 Incentive Compensation Plan (“Incentive Plan”) was approved by our Board of Directors and shareholders in fiscal 2007. The Incentive Plan authorizes the Compensation Committee of the Board of Directors to select participants, designate performance periods, authorize performance awards that may be earned by achievement of performance goals during the performance periods, and set the other terms of performance awards. The following table summarizes certain information with respect to grants of awards to the Named Executive Officers of the Company under our non-equity incentive plans and stock option plans for fiscal 2011.

			Payouts Under Non-Equity Incentive Plan Awards for Performance at Specified Levels (2)				All OtherOption Awards: Number of Securities	Exercise Price of	Grant Date Closing	Grant Date Fair Value of
Name	Grant Date	Share Class (1)	Threshold	Target	Maximum	Earned	Underlying Options (3)	Option Awards (4)	Market Price	Option Awards (5)

Laurans A. Mendelson	—	—	$547,000	$1,095,000	$1,642,000	$1,381,193	—	$—	$—	$—

Thomas S. Irwin	—	—	303,000	605,000	908,000	763,125	—	—	—	—

Eric A. Mendelson	9/12/2011	C	303,000	605,000	908,000	763,125	100,000	48.63	48.55	2,292,970

Victor H. Mendelson	9/12/2011	C	303,000	605,000	908,000	763,125	100,000	48.63	48.55	2,292,970

William S. Harlow	—	—	—	—	—	—	—	—	—	—

___________________

(1)	“C” denotes HEICO Common Stock.

(2)	These values represent the threshold, target, and maximum payouts under the Incentive Plan. The actual earned bonus awards under the Incentive Plan were paid at 126.1% of the targeted levels and in accordance with the Incentive Plan because the Company exceeded its targeted net income. Please refer to the “Bonus” section of the Compensation Discussion and Analysis for further information about the Incentive Plan.

(3)	The right of the holder to exercise the options vests at the rate of 20% per year over a period of five years from the grant date.

(4)	The fiscal 2011 option awards were granted under the 2002 Stock Option Plan which defines the exercise price as the closing price on the trading day immediately preceding the grant date. Accordingly, the exercise price for the September 12, 2011 grants were based on the closing price of HEICO Common Stock as of Friday, September 9, 2011, or $48.63.

(5)	Represents the grant date fair value of option awards granted to the Named Executive Officer in fiscal 2011. See Note (3) to the Summary Compensation Table above for additional information on how the fair values were computed.
23

Outstanding Equity Awards at Fiscal 2011 Year-End

All outstanding option awards are subject to a vesting schedule that provides for the vesting at the rate of 20% per year over the first five years following grant. The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2011. Information has been adjusted as necessary for all stock dividends and stock splits.

		Option	Number of Securities		Option	Option
	Share	Grant	Underlying Unexercised Options		Exercise	Expiration
Name	Class (1)	Date	Exercisable	Unexercisable	Price	Date
Laurans A. Mendelson	—	—	—	—	—	—

Thomas S. Irwin	C	6/17/2002	7,813	—	$7.44	6/17/2012
	C	3/17/2003	22,291	—	$5.04	3/17/2013
	C	3/17/2003	48,023	—	$5.00	3/17/2013
	CA	6/17/2002	7,031	—	$7.51	6/17/2012
	CA	6/17/2002	781	—	$7.44	6/17/2012
	CA	3/17/2003	7,750	—	$3.52	3/17/2013
	CA	3/17/2003	844	—	$3.58	3/17/2013
	CA	3/17/2003	4,801	—	$5.00	3/17/2013
	CA	3/17/2003	2,230	—	$5.04	3/17/2013

Eric A. Mendelson	C	9/14/2009	62,500	93,750	$25.27	9/14/2019
	C	9/13/2010	25,000	100,000	$33.50	9/13/2020
	C	9/12/2011	—	100,000	$48.63	9/12/2021
	CA	6/17/2002	7,031	—	$7.51	6/17/2012
	CA	6/17/2002	781	—	$7.44	6/17/2012
	CA	3/17/2003	12,891	—	$3.58	3/17/2013
	CA	3/17/2003	10,938	—	$5.04	3/17/2013
	CA	3/17/2003	7,423	—	$5.00	3/17/2013

Victor H. Mendelson	C	9/14/2009	62,500	93,750	$25.27	9/14/2019
	C	9/13/2010	25,000	100,000	$33.50	9/13/2020
	C	9/12/2011	—	100,000	$48.63	9/12/2021
	CA	6/17/2002	7,031	—	$7.51	6/17/2012
	CA	6/17/2002	781	—	$7.44	6/17/2012
	CA	3/17/2003	12,891	—	$3.58	3/17/2013
	CA	3/17/2003	10,938	—	$5.04	3/17/2013
	CA	3/17/2003	7,423	—	$5.00	3/17/2013

William S. Harlow	—	—	—	—	—	—

__________________

(1)	“C” denotes HEICO Common Stock and “CA” denotes HEICO Class A Common Stock.

24

Option Exercises During Last Fiscal Year

The following table provides information concerning stock options exercised during fiscal 2011 by our Named Executive Officers. Information has been adjusted as necessary for all stock dividends and stock splits.

		Option Awards
Name	Share Class (1)	Number of Shares Acquired on Exercise	Value Realized on Exercise (2)

Laurans A. Mendelson	—	—	$ —

Thomas S. Irwin	C	70,313	2,989,024
	CA	26,250	707,158

Eric A. Mendelson	C	472,658	19,243,056
	CA	44,298	980,718

Victor H. Mendelson	C	472,658	19,088,118
	CA	44,298	980,718

William S. Harlow	—	—	—

__________________

(1)	“C” denotes HEICO Common Stock and “CA” denotes HEICO Class A Common Stock.

(2)	Value realized is equal to the fair market value of the Company’s common stock on the exercise date, less the exercise price, multiplied by the number of shares acquired.

25

Non-qualified Deferred Compensation

The HEICO Corporation Leadership Compensation Plan (“LCP”) was established in fiscal 2006 and is a non-qualified deferred compensation plan that conforms to Section 409A of the Internal Revenue Code. The LCP provides our eligible employees, officers, and directors the opportunity to voluntarily defer base salary, bonus payments, commissions, long-term incentive awards and directors fees, as applicable, on a pre-tax basis. We match 50% of the first 6% of base salary deferred by each participant. While we have no obligation to do so, the LCP also provides us the opportunity to make discretionary contributions to a participant’s account. The discretionary contributions generally vest over a four year period and are generally paid at retirement.

We also sponsor another non-qualified deferred compensation plan (“DCP”), which was available to directors, officers and certain other employees, who elected to defer a portion of their compensation through December 31, 2004. Amounts deferred were immediately vested and invested in individually-directed investment accounts. Earnings on such investment accounts, which are maintained by a trustee, accrue to the benefit of the individual, and are included in the column entitled “Aggregate Earnings in Last Fiscal Year” in the table below. We make no contributions to this plan.

Name	Plan	Executive Contributions in Last Fiscal Year (1)	Registrant Contributions in Last Fiscal Year (2)	Aggregate Earnings (Losses) in Last Fiscal Year (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (4)

Laurans A. Mendelson	LCP	$60,796	$865,398	($86,079)	$—	$5,045,084
	DCP	—	—	(195,143)	—	2,440,313
	Total	60,796	865,398	(281,222)	—	7,485,397

Thomas S. Irwin	LCP	33,614	811,807	104,585	—	3,742,467
	DCP	—	—	97,866	—	659,010
	Total	33,614	811,807	202,451	—	4,401,477

Eric A. Mendelson	LCP	33,614	413,895	(31,001)	—	2,180,393

Victor H. Mendelson	LCP	33,614	413,895	20,761	—	2,144,948

William S. Harlow	LCP	209,100	6,000	(38,193)	—	545,494

__________________

(1)	These amounts are also included in the column entitled “Salary” in the Summary Compensation Table.

(2)	Includes discretionary contributions of $835,000, $795,000, $397,088 and $397,088 to Laurans A. Mendelson, Thomas S. Irwin, Eric A. Mendelson, and Victor H. Mendelson, respectively. Amounts also include matching contributions of $30,398, $16,807, $16,807, $16,807 and $6,000 to Laurans A. Mendelson, Thomas S. Irwin, Eric A. Mendelson, Victor H. Mendelson and William S. Harlow, respectively. The aggregate of these contributions is also reported in the column entitled “Company Contributions to HEICO Corporation Leadership Compensation Plan” in the “All Other Compensation” table which supplements the “Summary Compensation Table.”

(3)	These amounts are not “above-market” or “preferential earnings” and therefore are not reported in the “Summary Compensation Table.” The earnings in the LCP for each executive officer reflect investment returns that were generated from self-directed investments by the executive officers of all amounts in the plan held for those executive officers, including contributions by both the Company and the executive officers in the last fiscal year and prior years. All earnings in the DCP for each executive officer reflect investment returns on self-directed investments of compensation deferred into the DCP by each executive officer in prior years. We have never contributed to the DCP and no further deferrals may be made by executive officers to the DCP.

(4)	Of these aggregate balances, the following amounts were reported as compensation to the named executive officer in the Summary Compensation Tables in our previous proxy statements beginning with the fiscal 2007 proxy statement: Laurans A. Mendelson $2,913,212; Thomas S. Irwin $2,053,029; Eric A. Mendelson $1,378,550; Victor H. Mendelson $1,378,501; William S. Harlow $406,652.

26

Potential Payments Upon Termination Following a Change in Control

Thomas S. Irwin and the Company are parties to a key employment termination agreement which provides lump sum, severance pay equal to two years’ compensation and continuation of insurance benefits if Mr. Irwin is terminated within three years after a change of control of the Company (as defined in the key employment termination agreement).

The following table presents payment information regarding termination with cause, involuntary termination without cause, voluntary termination for good reason, voluntary termination without good reason, and death or disability within three years after such a change in control. We prepared the table assuming these events occurred and the employment of Mr. Irwin with HEICO was terminated on the last day of fiscal year 2011, or October 31, 2011. The various amounts listed in this table are estimates only. The actual amounts to be paid can only be determined at the time of Mr. Irwin’s separation from the Company.

	Termination with Cause	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Voluntary Termination without Good Reason	Death or Disability

Severance	$—	$1,953,385	$1,953,385	$—	$—
Insurance Benefits	—	280,842	280,842	—	—

Potential Payments and Benefits Upon a Change in Control

The following table presents estimated payments and benefits from the Company to its Named Executive Officers if a change in control occurred on October 31, 2011, the last day of fiscal 2011.

	Laurans A. Mendelson	Thomas S. Irwin	Eric A. Mendelson	Victor H. Mendelson	William S. Harlow

Non-Equity Incentive Awards (1)	$2,655,000	$758,000	$—	$—	$—

__________________

(1)	These amounts represent the estimated amounts which would be paid to our Named Executive Officers to fully fund targeted retirement benefits under our LCP for those individuals who have reached retirement age pursuant to approval of our Board of Directors. The actual amounts to be paid upon a change in control can only be determined at the time of a change in control.
27

PROPOSAL TO APPROVE AND RATIFY THE HEICO CORPORATION

2012 INCENTIVE COMPENSATION PLAN

(Proposal No. 2)

Background

On February 6, 2012, the Company’s Board of Directors adopted the HEICO Corporation 2012 Incentive Compensation Plan, which we refer to as the “2012 Plan”, and recommended that it be submitted to the Company’s shareholders for their approval at the Annual Meeting.

The 2012 Plan replaces the Company’s 2002 Stock Option Plan (the “2002 Plan”) which expires on March 19, 2012. Upon expiration of the 2002 Plan, the Company will not be able to issue any options under that plan, which means that the 1,282,294 shares remaining unissued under the 2002 Plan will become unusable. In addition, as noted below, the Company intends no longer to issue options under the Company’s Non-Qualified Stock Option Plan under which 14,671 shares remain available; accordingly, assuming that the 2012 Plan is approved, the only equity compensation plan that the Company will utilize will be the 2012 Plan.

The Board adopted the 2012 Plan as a replacement, and not in addition, to the 2002 Plan and the Non-Qualified Stock Option Plan (collectively, the “Prior Plans”). Accordingly, the Board is of the view that the currently issuable options that will become of no further use due to the expiration or replacement of the Prior Plans should effectively be made available under the 2012 Plan. Further, the Board has added approximately 327,000 shares issuable pursuant to stock options or other awards under the 2012 Plan to that amount in order to have roughly the same number of shares issuable as were approved by shareholders in 2008, the last time that the 2002 Plan was amended.

Overview and Purpose

The Board believes that stock based compensation, including stock options, is very important to the overall compensation of many of our key employees. The Company has successfully and judiciously used stock options to motivate and reward these people for over two decades. Because recipients of equity based compensation such as stock options only benefit when all of our shareholders gain from the increase in the value of our shares, the Board believes that stock options and other forms of equity compensation are excellent ways to avoid paying compensation unless our shareholders also prosper.

Since January 1, 1990, the time current management took over the Company’s operations, through December 31, 2011, the combined value of our classes of common stock increased by approximately 5,900% so that a $100,000 investment in shares of our common stock at the time current management took over the Company’s operations would have been worth more than $6,000,000 on December 31, 2011 (taking into account all stock splits, stock dividends, including dividends of shares of Class A Common Stock in respect of shares of Common Stock, and assuming no dispositions of shares). Accordingly, those who received stock options during that period were rewarded as our shareholders simultaneously benefited from those gains.

Throughout the 1990s and until 2003, the Company regularly issued stock options to our employees, but ceased doing so for six years -- from 2003 through 2009 -- as a result of changes in accounting principles applicable to stock options and, in part, in recognition of the fact that our executive officers had previously received stock option grants. In 2009, however, the Board concluded that it was appropriate to resume stock option issuances in order to properly reward, motivate, retain and attract top quality management talent and further to align the interests of our executives with those of our shareholders. The Board’s conservative approach reflects what it believes is the judicious and prudent management of equity compensation and strong concern for the dilutive effects of such compensation on our shareholders.

The purpose of the 2012 Plan is to assist the Company and its subsidiaries and other related entities, which we refer to collectively as “Related Entities”, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders,

28

and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Provided that the 2012 Plan receives shareholder approval at the Annual Meeting, the effective date of the 2012 Plan will be March 26, 2012. If the 2012 Plan is not approved at the Annual Meeting, the 2012 Plan will not become effective. As of the date of this Proxy Statement, no Awards have been granted under the 2012 Plan.

Shareholder approval of the 2012 Plan is required (i) for purposes of complying with the shareholder approval requirements for listing our shares on the New York Stock Exchange, (ii) to comply with certain exclusions from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the “Code”, as described below, (iii) to comply with the incentive stock option rules under Section 422 of the Code, and (iv) for the 2012 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act”.

The following is a summary of certain principal features of the 2012 Plan. This summary is qualified in its entirety by reference to the complete text of the 2012 Plan. Shareholders are urged to read the actual text of the 2012 Plan in its entirety which is set forth as Exhibit A to this Proxy Statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2012 Plan, the total number of shares of our Common Stock and our Class A Common Stock (collectively, the “Shares”) reserved and available for delivery under the 2012 Plan (“Awards”) at any time during the term of the 2012 Plan shall be equal to 1,700,000, plus any Shares subject to any currently issued and outstanding awards under the Prior Plans, as of the date on which the shareholders of the Company approve the 2012 Plan (the “Shareholder Approval Date”) and that are forfeited, expire or otherwise terminate without issuance of such Shares after the Shareholder Approval Date. The foregoing limit shall be increased by the number of Shares with respect to which Awards granted under the 2012 Plan that are forfeited, expire or otherwise terminate without issuance of Shares, or that are settled for cash or otherwise do not result in the issuance of Shares; provided, however, that Shares tendered or withheld to pay the exercise price for any Award or to pay taxes relating to any Award shall not again be available for delivery with respect to Awards under the 2012 Plan and, provided further, that stock appreciation rights that are settled in Shares shall count against this limit based upon the full number of Shares that are subject to the Award. Awards issued in substitution for Awards previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines, do not reduce the limit on grants of Awards under the 2012 Plan so long as the use of such Shares would not require the approval of our shareholders under the rules of any stock exchange on which our Shares are then listed. Any Shares that are subject to Awards of options or stock appreciation rights are to be counted against the foregoing limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than options or stock appreciation rights are to be counted against the foregoing limit (or added back to the foregoing limit as the case may be) as two and one-half (2.5) Shares for every one (1) Share granted. Awards granted under the 2012 Plan may be with respect to Common Stock and/or Class A Common Stock, in such proportions as shall be determined by the Board of Directors or the Stock Option Plan Committee, which we refer to as the “Committee”, in its discretion.

The 2012 Plan imposes individual limitations on the amount of certain Awards, in part with the intent of complying with Code Section 162(m). Under these limitations, in any fiscal year of the Company during any part of which the 2012 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 375,000 Shares, or (ii) shares of restricted stock, restricted stock units, performance shares and other stock based-awards with respect to more than 250,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $5,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $5,000,000 multiplied by the number of full 12-month periods that are in the performance period.

The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off,

29

combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the second paragraph under the caption “Acceleration of Vesting; Change in Control” below for a summary of certain additional adjustment provisions of the 2012 Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is generally not permitted to take any of the following actions without the approval of the Company’s shareholders: (i) lower the exercise price per Share of a stock option or grant price per Share of a stock appreciation right (“SAR”) after it is granted, (ii) cancel an option or a SAR when the grant price per Share exceeds the fair market value of the underlying Shares in exchange for another award (other than in connection with an Award made in substitution for an Award previously granted by a company acquired by the Company or a Related Entity, or with which the Company or any Related Entity combines), or (iii) take any other action with respect to an option or a SAR that may be treated as a repricing pursuant to the applicable rules of the New York Stock Exchange (any such action described in (i) - (iii) being referred to as a “Repricing”).

The 2012 Plan will serve as the successor to the Prior Plans. Outstanding awards granted under the Prior Plans will continue to be governed by the terms of the Prior Plans but no awards may be made under the Prior Plans after the Shareholder Approval Date (or the Prior Plans’ expiration date, if earlier). Accordingly, any shares remaining available for issuance under the Prior Plans will not be issued except to the extent of awards granted under the Prior Plans on or prior to the Shareholder Approval Date.

Eligibility

The persons eligible to receive Awards under the 2012 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options (“ISOs”) that are intended to comply with the requirements of Section 422 of the Code. An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2012 Plan. Because persons to whom grants of awards may be made, as well as the number of shares that may be awarded under the 2012 Plan, will be determined from time to time by the Board of Directors or the Committee, we cannot at this time indicate the precise number, name or positions of persons who will hereafter receive awards or the number of shares for which awards will be granted.

Administration

The 2012 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the 2012 Plan, the independent members of the Board of Directors may elect to exercise any power or authority granted to the Committee under the 2012 Plan. Subject to the terms of the 2012 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and the rules and regulations for the administration of the 2012 Plan, construe and interpret the 2012 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2012 Plan.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, or SARs, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee. The exercise price per share of an option and the grant price of a SAR may not be less than 100% of the fair market value of a Share on the date the option or SAR is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify

30

as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2012 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2012 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant SARs in tandem with options, which we refer to as “Tandem SARs”, under the 2012 Plan. A Tandem SAR may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem SAR may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem SAR will no longer be exercisable to the extent the Tandem SAR has been exercised and any Tandem SAR will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which may not be sold or disposed of, and which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2012 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

31

Other Stock-Based Awards

The Committee or the Board of Directors is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

Performance Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that are intended to qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year.

If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board of Directors. If and to the extent that the Committee determines that the foregoing provisions of the 2012 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2012 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the fair market value of a Share. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. At the time that the Committee establishes the performance goals in respect of an Award which is intended to be qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee may provide that in determining the achievement of such performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) a change in accounting

32

standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2012 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2012 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion and provided that certain specified conditions, including compliance with federal securities laws, are met, permit transfers and pledges, subject to any terms and conditions the Committee may impose thereon.

Awards under the 2012 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2012 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement or otherwise determined by the Committee, vesting shall occur automatically in the case of a “change in control” of the Company, as defined in the 2012 Plan (including the cash settlement of SARs which may be exercisable in the event of a change in control). In addition, the Committee may provide in an Award agreement that the performance goals relating to any performance Award will be deemed to have been met upon the occurrence of any “change in control.”

Subject to any limitations contained in an employment agreement or award agreement between the Company and a participant in the 2012 Plan, in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control”, the agreement relating to such transaction and/or the committee may provide for: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2012 Plan, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2012 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's

33

assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2012 Plan to participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.” In addition, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Plan or the Committee’s authority to grant Awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2012 Plan which might increase the cost of the 2012 Plan or alter the eligibility of persons to receive Awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board of Directors, the 2012 Plan will terminate at the earliest of (a) such time as no Shares remain available for issuance under the 2012 Plan or (b) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the 2012 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2012 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxed upon the grant of a nonqualified stock option granted under the 2012 Plan. On exercise of a nonqualified stock option granted under the 2012 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his tax basis in the Shares delivered, and his holding period for those Shares will include his holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

34

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be a long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of an Award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2012 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

35

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2012 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

The Company may grant SARs, separate from any other Award, which we refer to as Stand-Alone SARs, or Tandem SARs, under the 2012 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2012 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that

36

Awards under the 2012 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Section 409A of the Code

The 2012 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2012 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code could be subject to immediate taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE HEICO CORPORATION 2012 INCENTIVE COMPENSATION PLAN.

37

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF HEICO

CORPORATION COMMON STOCK

FROM 30,000,000 SHARES TO 75,000,000 SHARES

(Proposal No. 3)

Background

The Company’s Board of Directors has periodically declared stock splits or stock dividends payable to all of its shareholders. It has done so on six occasions since 1998 (the last time the number of authorized shares was increased) and these stock splits or dividends have resulted in the issuance of approximately 6,500,000 shares of Common Stock to the Company’s existing shareholders at the time of the splits or dividends and for reservation for issuance upon exercise of outstanding stock options. In order for the Company to be able to continue its practice of declaring stock splits and stock dividends and to be able to issue shares for other purposes (as discussed below), it is necessary for the number of authorized shares of Common Stock to be increased.

On February 6, 2012, the Company’s Board unanimously approved and adopted the Common Share Increase Amendment to the Company’s Articles of Incorporation (the “Articles”) pursuant to which the number of authorized shares of Common Stock would be increased from 30,000,000 shares to 75,000,000 shares and recommended that such Common Share Increase Amendment be submitted to the Company’s shareholders for approval. As described in Proposal No. 4, the Board also proposes to increase the number of authorized shares of Class A Common Stock from 30,000,000 shares to 75,000,000 shares. For a discussion of the Class A Share Increase Amendment, see Proposal No. 4 below. Proposal No. 3 and Proposal No. 4 are not contingent on one another.

Purposes of the Common Share Increase Amendment

Of the 30,000,000 currently authorized shares of Common Stock, as of February 6, 2012, 17,057,339 shares were issued and outstanding and an additional 951,975 shares were reserved for issuance in connection with outstanding options. During March of 2011 and 2010, the Board declared stock splits, in the form of stock dividends, and utilized in excess of approximately 6,500,000 shares of the Company’s authorized Common Stock.

Although presently authorized shares of Common Stock are sufficient to meet all current requirements, the Board believes that it is desirable that HEICO increase the number of authorized shares of Common Stock so that there will be a substantial number of authorized but unissued shares of Common Stock that may be issued, at the discretion of the Board, without further shareholder action unless required by applicable law or regulation. The Board believes that, although no future transactions involving the issuance of Common Stock are presently contemplated, the availability of additional shares of Common Stock will enhance the Company’s flexibility in connection with possible future actions, such as stock dividends, stock splits, acquisitions, mergers, employee benefit programs, and other corporate transactions. The Board does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles or NYSE. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Effects of the Common Share Increase Amendment

The issuance of additional Common Stock without further shareholder approval may, among other things, have a dilutive effect on earnings per share and on the equity of the present holders of Common Stock and their voting rights. Holders of Common Stock have no preemptive rights. The availability for issuance of additional shares of Common Stock also could have the effect of rendering more difficult or discouraging an attempt to obtain control of HEICO. For example, the issuance of shares of Common Stock (within the limits imposed by applicable law and NYSE) in a public or private sale, merger or similar transaction would increase the number of outstanding shares of Common Stock, thereby possibly diluting the interest of a party attempting to obtain control of HEICO. The additional shares of Common Stock also could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the shareholders. HEICO is not aware of any efforts to obtain control of the Company.

38

Effective Date

If the Common Share Increase Amendment is approved by our shareholders, we will file as soon as practicable following such approval, Articles of Amendment with the Florida Secretary of State in order for the Common Share Increase Amendment to be effective.

Section (a) of Article III of HEICO’s Articles, currently provides as follows:

(a)	The corporation is authorized to issue seventy million (70,000,000) shares of capital stock, $0.01 par value per share, of which thirty million (30,000,000) are designated Common Stock; thirty million (30,000,000) are designated Class A Common Stock; and ten million (10,000,000) are designated Preferred Stock.

The Board of Directors may change the name and reference to the Common Stock and the Class A Common Stock without altering and changing any of the rights, privileges and preferences of the holders of the Common Stock and the Class A Common Stock, including but not limited to renaming the Class A Common Stock Class B Common Stock and renaming the Common Stock Class A Common Stock.

The Board has approved the following amendment to Section (a) of Article III of Heico’s Articles, subject to the approval of such amendment by the shareholders in accordance with Proposal No. 3 and Proposal No. 4. Proposals No. 3 and No. 4 are not contingent on one another. If both Proposal No. 3 and Proposal No. 4 are approved, we will subsequently file Articles of Amendment providing that Section (a) of Article III, set forth above, will be deleted in its entirety and replaced by the following:

(a)	The corporation is authorized to issue one hundred and sixty million (160,000,000) shares of capital stock, $0.01 par value per share, of which seventy five million (75,000,000) are designated Common Stock; seventy five million (75,000,000) are designated Class A Common Stock; and ten million (10,000,000) are designated Preferred Stock.

The Board of Directors may change the name and reference to the Common Stock and the Class A Common Stock without altering and changing any of the rights, privileges and preferences of the holders of the Common Stock and the Class A Common Stock, including but not limited to renaming the Class A Common Stock Class B Common Stock and renaming the Common Stock Class A Common Stock.

If Proposal No. 3 is approved but Proposal No. 4 is not approved, then the Company will not have the full benefits and flexibility desired by the Board, as described above. For example, it may not be possible to declare a stock dividend or issue shares of common stock for cash in the class of common stock not being increased.

The full text of the Articles of Amendment, as proposed to be filed if Proposals No. 3 and No. 4 are approved, is set forth as Exhibit B to this proxy statement. Shareholders are urged to read the entire text of Exhibit B.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE COMMON SHARE INCREASE AMENDMENT.

39

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED HEICO CORPORATION CLASS A

COMMON STOCK

FROM 30,000,000 SHARES TO 75,000,000 SHARES

(Proposal No. 4)

Background

The Company’s Board of Directors has periodically declared stock splits or stock dividends payable to all of its shareholders. It has done so on six occasions since 1998 (the last time the number of authorized shares was increased) and these stock splits or dividends have resulted in the issuance of approximately 19,900,000 shares of Class A Common Stock to the Company’s existing shareholders at the time of the splits or dividends and for reservation for issuance upon exercise of outstanding stock options. In order for the Company to be able to continue its practice of declaring stock splits and stock dividends and to be able to issue shares for other purposes (as discussed below), it is necessary for the number of authorized shares of Class A Common Stock to be increased.

On February 6, 2012, the Company’s Board unanimously approved and adopted the Class A Share Increase Amendment to the Company’s Articles pursuant to which the number of authorized shares of Class A Common Stock would be increased from 30,000,000 shares to 75,000,000 shares and recommended that such Class A Share Increase Amendment be submitted to the Company’s shareholders for approval. As described in Proposal No. 3, the Board also proposes to increase the number of authorized shares of Common Stock from 30,000,000 shares to 75,000,000 shares. For a discussion of the Common Share Increase Amendment, see Proposal No. 3 above. Proposal No. 3 and Proposal No. 4 are not contingent on one another.

Purposes of the Class A Share Increase Amendment

Of the 30,000,000 currently authorized shares of Class A Common Stock, as of February 6, 2012, 25,039,206 shares were issued and outstanding and an additional 915,951 were reserved for issuance in connection with outstanding options. During March of 2011 and 2010, the Board declared stock splits, in the form of stock dividends, and utilized in excess of approximately 9,900,000 shares of the Company’s authorized Class A Common Stock.

Although presently authorized shares of Class A Common Stock are sufficient to meet all current requirements, the Board believes that it is desirable that HEICO increase the number of authorized shares of Class A Common Stock so that there will be a substantial number of authorized but unissued shares of Class A Common Stock that may be issued, at the discretion of the Board, without further shareholder action unless required by applicable law or regulation. The Board believes that, although no future transactions involving the issuance of Class A Common Stock are presently contemplated, the availability of additional shares of Class A Common Stock will enhance the Company’s flexibility in connection with possible future actions, such as stock dividends, stock splits, acquisitions, mergers, employee benefit programs, and other corporate transactions. The Board does not intend to seek further shareholder approval prior to the issuance of any additional shares in future transactions unless required by law, the Articles or NYSE. The Board will determine whether, when and on what terms the issuance of shares of Class A Common Stock may be warranted in connection with any of the foregoing purposes.

Effects of the Class A Share Increase Amendment

The issuance of additional Class A Common Stock without further shareholder approval may, among other things, have a dilutive effect on earnings per share and on the equity of the present holders of Class A Common Stock and their voting rights. Holders of Class A Common Stock have no preemptive rights. The availability for issuance of additional shares of Class A Common Stock also could have the effect of rendering more difficult or discouraging an attempt to obtain control of HEICO. For example, the issuance of shares of Class A Common Stock (within the limits imposed by applicable law and NYSE) in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of HEICO. The additional shares also could be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of the shareholders. HEICO is not aware of any efforts to obtain control of the Company.

40

Effective Date

If the Class A Share Increase Amendment is approved by our shareholders, we will file as soon as practicable following such approval, Articles of Amendment with the Florida Secretary of State in order for the Class A Share Increase Amendment to be effective.

Section (a) of Article III of HEICO’s Articles, currently provides as follows:

(a)	The corporation is authorized to issue seventy million (70,000,000) shares of capital stock, $0.01 par value per share, of which thirty million (30,000,000) are designated Common Stock; thirty million (30,000,000) are designated Class A Common Stock; and ten million (10,000,000) are designated Preferred Stock.

The Board of Directors may change the name and reference to the Common Stock and the Class A Common Stock without altering and changing any of the rights, privileges and preferences of the holders of the Common Stock and the Class A Common Stock, including but not limited to renaming the Class A Common Stock Class B Common Stock and renaming the Common Stock Class A Common Stock.

The Board has approved the following amendment to Section (a) of Article III of Heico’s Articles, subject to the approval of such amendment by the shareholders in accordance with Proposal No. 3 and Proposal No. 4. Proposals No. 3 and No. 4 are not contingent on one another. If both Proposal No. 3 and Proposal No. 4 are approved, we will subsequently file Articles of Amendment providing that Section (a) of Article III, set forth above, will be deleted in its entirety and replaced by the following:

(a)	The corporation is authorized to issue one hundred and sixty million (160,000,000) shares of capital stock, $0.01 par value per share, of which seventy five million (75,000,000) are designated Common Stock; seventy five million (75,000,000) are designated Class A Common Stock; and ten million (10,000,000) are designated Preferred Stock.

The Board of Directors may change the name and reference to the Common Stock and the Class A Common Stock without altering and changing any of the rights, privileges and preferences of the holders of the Common Stock and the Class A Common Stock, including but not limited to renaming the Class A Common Stock Class B Common Stock and renaming the Common Stock Class A Common Stock.

If Proposal No. 3 is approved but Proposal No. 4 is not approved, then the Company will not have the full benefits and flexibility desired by the Board, as described above. For example, it may not be possible to declare a stock dividend or issue shares of common stock for cash in the class of common stock not being increased.

The full text of the Articles of Amendment, as proposed to be filed if Proposals No. 3 and No. 4 are approved, is set forth as Exhibit B to this proxy statement. Shareholders are urged to read the entire text of Exhibit B.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE CLASS A SHARE INCREASE AMENDMENT.

41

The following report of the Finance/Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the report by reference in any such filing.

FINANCE/AUDIT COMMITTEE REPORT

The Finance/Audit Committee (the “Audit Committee”) of the Board of Directors is composed entirely of five non-employee directors. The Board of Directors has determined that each member of the Audit Committee is “financially literate” and “independent” in accordance with the New York Stock Exchange’s listing standards and that Mr. Schwitter is an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company and such other duties as directed by the Board of Directors. The full responsibilities of the Audit Committee are set forth in its formal written charter, which is available on HEICO’s web site at www.heico.com.

Management is responsible for the Company’s financial reporting process, including establishing and maintaining its internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditor, Deloitte & Touche LLP, is responsible for performing an audit in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”) and for expressing an opinion as to whether those financial statements are, in all material respects, presented fairly in conformity with accounting principles generally accepted in the United States of America. Deloitte & Touche LLP is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting based on its audit. The Audit Committee is responsible for monitoring and reviewing these processes, acting in an oversight capacity relying on the information provided to it and on the representations made by management and the independent auditor. The internal auditors are responsible to the Audit Committee and the Board for testing the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended October 31, 2011 and discussed with Deloitte & Touche LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed and considered the independence of Deloitte & Touche LLP with representatives of Deloitte & Touche LLP, reviewing as necessary all relationships and services which might bear on the objectivity of Deloitte & Touche LLP. Deloitte & Touche LLP was provided with full access to the Audit Committee to meet privately and was encouraged to discuss any matter it desired with the Audit Committee or the full Board of Directors.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended October 31, 2011, for filing with the Securities and Exchange Commission.

Respectfully Submitted by the Finance/Audit Committee of the Company’s Board of Directors:

Frank J. Schwitter (Chairman), Adolfo Henriques, Samuel L. Higginbottom, Mark H. Hildebrandt and Dr. Alan Schriesheim.

42

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 5)

The Finance/Audit Committee has selected the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1990.

Shareholder ratification of this selection is not required by our By-laws or otherwise. However, the Finance/Audit Committee and full Board of Directors are requesting that shareholders ratify this appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate governance. If the shareholders do not ratify the selection, the Finance/Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Finance/Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such change would be in the best interests of the Company and its shareholders.

One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting on March 26, 2012. The representatives will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from shareholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2012.

Principal Accounting Firm Fees

The following table presents the aggregate fees billed to the Company by Deloitte & Touche LLP during the fiscal years ended October 31, 2011 and 2010:

	2011	2010
Audit Fees (1)	$1,665,000	$1,450,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	197,908	600
Total Fees	$1,862,908	$1,450,600

 ____________________________

(1)	Audit Fees consist of fees billed for services rendered for the annual audit of our consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting, the review of condensed consolidated financial statements included in our quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	All Other Fees consist of fees for financial and tax due diligence services related to a foreign acquisition in fiscal 2011 and for a Deloitte & Touche LLP-sponsored continuing education course attended in fiscal 2010.

43

Pre-approval of Services Provided by the Independent Auditor

The Finance/Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent auditor. For permissible non-audit services, management will submit to the Committee, at least annually, a list of services and a corresponding budget estimate that it recommends the Committee engage the independent auditor to provide. To facilitate the prompt handling of certain unexpected matters, the Committee delegates to its Chairman the authority to approve in advance all audit and non-audit services below $10,000 to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting. The independent auditor and management will routinely inform the Committee as to the extent of services provided by the independent auditor in accordance with this pre-approval policy and the fees incurred for the services performed to date. All services provided by Deloitte & Touche LLP for fiscal 2011 and 2010 were pre-approved by the Finance/Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Finance/Audit Committee advises the Board of Directors regarding potential transactions between the Company and any of its directors or officers, and reviews them under a standard that the terms of any such transaction should be no less favorable to the Company than would be obtained from an unrelated party. The Finance/Audit Committee and the Board of Directors have not adopted specific procedures for such reviews and consider each transaction in light of the specific facts and circumstances presented.

Certain subsidiaries of Lufthansa, for which Mr. Mayrhuber, a director of the Company, served as Chairman of the Executive Board and Chief Executive Officer until December 2010, are customers of certain subsidiaries of HEICO. Purchases made by such subsidiaries of Lufthansa represented in excess of 4%, but less than 10%, of HEICO’s consolidated net sales of $765 million for the fiscal year ended October 31, 2011. We expect this customer relationship to continue in the current fiscal year. We believe that the terms of its transactions with Lufthansa are no less favorable to us than would have been obtained from an unrelated party, and that Mr. Mayrhuber is not afforded any special benefits as a result of our transactions with Lufthansa. See page 11 for additional information about the Board of Directors’ determination that Mr. Mayrhuber is an independent director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934, which were furnished to the Company during or with respect to fiscal 2011 by persons who were, at any time during fiscal 2011, directors or executive officers of the Company or beneficial owners of more than 10% of the outstanding shares of Common Stock or Class A Common Stock, no such person failed to file on a timely basis any report required by such section during fiscal 2011.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any shareholder who wishes to present a proposal for action at our next Annual Meeting of shareholders tentatively scheduled for March 25, 2013, or to nominate a director candidate for our Board of Directors, must submit such proposal or nomination in writing to our Corporate Secretary at HEICO Corporation, 3000 Taft Street, Hollywood, Florida 33021. The proposal or nomination should comply with the time period and information requirements as set forth in our By-laws relating to shareholder business or shareholder nominations, respectively. Shareholders interested in submitting a proposal for inclusion in the Proxy Statement for the 2013 Annual Meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by our Corporate Secretary at the herein above address no later than October 27, 2012.

44

COMMUNICATION WITH THE BOARD OF DIRECTORS

Any HEICO shareholder or other interested party who wishes to communicate with our Board of Directors, a committee of the Board, the non-management directors as a group, the presiding director or any individual member of the Board, may send correspondence to our Corporate Secretary at HEICO Corporation, 3000 Taft Street, Hollywood, Florida 33021. Our Corporate Secretary will compile and submit on a periodic basis all shareholder and other interested parties’ correspondence to the entire Board of Directors, or, if and as designated in the communication, to a committee of the Board, the non-management directors as a group, the presiding director or an individual Board member.

SHAREHOLDERS SHARING THE SAME ADDRESS

We have adopted a procedure called “householding” in accordance with rules approved by the Securities and Exchange Commission. Under this procedure, a single copy of the Annual Report and proxy statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at that address notifies us that they wish to receive individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend mailings in any way. This procedure reduces our printing costs and mailing fees.

If a single copy of the Annual Report and proxy statement was delivered to an address that you share with another shareholder and you wish to receive a separate copy of the 2011 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of future materials, or if you are sharing an address with another shareholder and are receiving multiple copies of annual reports or proxy statements and would like to request delivery of a single copy of annual reports or proxy statements, please call us at (954) 987-4000 or write to our Corporate Secretary at HEICO Corporation, 3000 Taft Street, Hollywood, Florida 33021.

GENERAL AND OTHER MATTERS

Neither HEICO nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders. They have no present knowledge that any other matters will be presented to be acted on pursuant to your proxy. However, if any other matters properly come before the Annual Meeting, the persons whose names appear in the enclosed form of proxy will have the discretionary authority to vote the proxy in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

Laurans A. Mendelson
Chairman of the Board and
Chief Executive Officer

45

Exhibit A

HEICO Corporation

2012 INCENTIVE COMPENSATION PLAN

A-1

HEICO Corporation

2012 INCENTIVE COMPENSATION PLAN

1.	Purpose	A-3

2.	Definitions	A-3

3.	Administration	A-7

4.	Shares Subject to Plan	A-8

5.	Eligibility; Per-Person Award Limitations	A-9

6.	Specific Terms of Awards	A-9

7.	Certain Provisions Applicable to Awards	A-13

8.	Code Section 162(m) Provisions	A-15

9.	Change in Control	A-16

10.	General Provisions	A-17

A-2

HEICO Corporation

2012 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2012 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist HEICO Corporation, a Florida corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company's Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Class A Common Stock” means the shares of Class A Common Stock of the Company, par value $0.01 per share.

A-3

 (i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”. The failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(k) “Common Stock” means the shares of Common Stock of the Company, par value $0.01 per share.

(l) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(n) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option Awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right Awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be March 26, 2012.

A-4

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(aa) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(bb) “Listing Market” means the New York Stock Exchange or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Market.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(gg) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(hh) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ii) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such

A-5

property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(kk) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(ll) “Prior Plans” means the Company’s 2002 Amended and Restated Stock Option Plan and the Company’s Non-Qualified Stock Option Plan.

(mm) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(nn) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(oo) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(pp) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(qq) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(rr) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(ss) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(tt) “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act applicable requirements under the rules of the Listing Market.

(uu) “Shares” means shares of Common Stock or Class A Common Stock, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(vv) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

A-6

(ww) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(xx) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority: The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan. Any such delegations shall be set forth in a written instrument that specifies the persons authorized to act thereunder and the terms and limitations of such authority, which writing shall be delivered to the Company’s Chief Financial Officer, Principal Accounting Officer and General Counsel before any authority may be exercised.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to it, him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

A-7

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,700,000, plus any Shares subject to any Awards under the Prior Plans that are outstanding on the Shareholder Approval Date that are forfeited, expire or otherwise terminate without issuance of such Shares after the Shareholder Approval Date. The Awards granted under the Plan may be with respect to Common Stock and/or Class A Common Stock, in such proportions as shall be determined by the Board or the Committee in its sole discretion. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and one-half (2.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below, provided, however, that Shares tendered or withheld to pay the exercise price for any Award or to pay taxes relating to any Award shall not again be available for delivery with respect to Awards under the Plan and, provided further, that Stock Appreciation Rights that are settled in Shares shall count against the limit in Section 4(a) of this Plan based upon the full number of Shares that are subject to the Award.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Share was subject to an Option or Stock Appreciation Right granted under the Plan and as two and one-half (2.5) Shares if such Share was subject to an Award other than an Option or Stock Appreciation Right granted under the Plan.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,700,000 Shares.

(d) No Further Awards Under Prior Plans. In light of the adoption of this Plan, no further awards shall be made under the Prior Plans after the Shareholder Approval Date.

A-8

5.  Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 375,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than 250,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $5,000,000, with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $5,000,000 multiplied by the number of full 12 months periods that are in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

A-9

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i) and (ii), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the

A-10

Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restricted Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on

A-11

achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee.

A-12

Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a)   Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The settlement of any Award may be accelerated (to the extent such acceleration would not violate the requirements of Section 409A of the Code), and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon the occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the

A-13

Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the corporation, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan,

A-14

or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. Code Section 162(m) Provisions.

(a) Covered Employees. Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria. If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. At the time that the Committee establishes the performance goals in respect of an Award subject to this Section 8, the Committee may provide that in determining the achievement of such performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as performance based compensation under Section 162(m) of the Code. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless and until the Committee has certified, by resolution or other appropriate action in

A-15

writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.”If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b) hereof:

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions of Outstanding Company Stock or Outstanding Company Voting Securities shall not constitute or result in a Change in Control: (u) any acquisition directly from the Company; (v) any acquisition by the Company; (w) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; (y) the Mendelson Group; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below. For this purpose, the term “Mendelson Group” means Laurans A. Mendelson and his immediate family, which shall include his spouse, parents, descendants and spouses of descendants. The Mendelson Group shall also include trusts, partnerships, limited liability companies, corporations, or other entities in which a member or members of the Mendelson Group own, directly or indirectly, more than fifty percent (50%) of the voting power or value; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

A-16

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be assigned, pledged, hypothecated or transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent (i) such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), (ii) do not violate the requirements of Rule 16b-3 and (iii) are not inconsistent with requirements of any form of registration statement under the Securities Act of 1933, as amended, pursuant to which Shares issuable

A-17

under this Plan are then registered. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer to which the Award relates, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. Except as otherwise provided in any employment agreement or in any Award Agreement, in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee in its sole discretion and without any requirement that Participants be treated consistently: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Section 10(c)(ii), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

A-18

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, or Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the

A-19

their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

A-20

Exhibit B

ARTICLES OF AMENDMENT

OF HEICO CORPORATION

Pursuant to the provisions of §607.1006 of the Florida Business Corporation Act, HEICO Corporation, a Florida corporation (the “Corporation”), adopts the following Articles of Amendment to its Articles of Incorporation:

1. Article III of the Corporation’s Articles of Incorporation shall be amended by deleting current Section (a) and adding a new Section (a) to read as follows:

(a)	The corporation is authorized to issue one hundred and sixty million (160,000,000) shares of capital stock, $0.01 par value per share, of which seventy five million (75,000,000) are designated Common Stock; seventy five million (75,000,000) are designated Class A Common Stock; and ten million (10,000,000) are designated Preferred Stock.

The Board of Directors may change the name and reference to the Common Stock and the Class A Common Stock without altering and changing any of the rights, privileges and preferences of the holders of the Common Stock and the Class A Common Stock, including but not limited to renaming the Class A Common Stock Class B Common Stock and renaming the Common Stock Class A Common Stock.

2. Except as hereby amended, the Articles of Incorporation of the Corporation shall remain unchanged.

3. This Amendment was approved by the Board of Directors and the Shareholders of the Corporation. The number of votes cast for the amendment was sufficient for approval.

4. The effective date of this Amendment shall be upon the filing of these Articles of Amendment.

[Signature on following page]

B-1

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed these Articles of Amendment on this ___ day of March, 2012.

HEICO CORPORATION

By:
Name:
Title:

B-2

HEICO CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of HEICO CORPORATION hereby appoints Laurans A. Mendelson and Thomas S. Irwin, or either of them, the true and lawful attorney or attorneys and proxy or proxies of the undersigned with full power of substitution and revocation to each of them, to vote all the shares of stock which the undersigned would be entitled to vote, if there personally present, at the Annual Meeting of Shareholders of HEICO CORPORATION called to be held at the JW Marriott, 1109 Brickell Avenue, Miami, FL 33131 at 10:00 a.m. Eastern Daylight Time on March 26, 2012 (notice of such meeting has been received), and at any adjournments thereof, with all powers which the undersigned would possess if personally present. If you plan to attend the Annual Meeting, you can obtain directions to the JW Marriott from the hotel’s web site at http://www.marriott.com/hotels/maps/travel/miajw-jw-marriott-hotel-miami. Without limiting the generality of the foregoing, said attorneys and proxies are authorized to vote as indicated below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2012

The accompanying Proxy Statement and the 2011 Annual Report on Form 10-K are available at: http://www.heico.com

The Board of Directors of HEICO CORPORATION unanimously recommends a vote “FOR” each of the nominees for director, “FOR” the approval of the 2012 Incentive Compensation Plan, “FOR” the approval of an amendment to HEICO’s Articles of Incorporation to increase the number of authorized shares of Common Stock, “FOR” the approval of an amendment to HEICO’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock, and “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending October 31, 2012.

1.	ELECTION OF HEICO’S BOARD OF DIRECTORS FOR THE ENSUING YEAR

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary)		to vote for all nominees listed below

NOMINEES:	01 Adolfo Henriques, 02 Samuel L. Higginbottom, 03 Mark H. Hildebrandt,
04 Wolfgang Mayrhuber, 05 Eric A. Mendelson, 06 Laurans A. Mendelson,
07 Victor H. Mendelson, 08 Dr. Alan Schriesheim, 09 Frank J. Schwitter

INSTRUCTION:	To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.

2.	APPROVAL AND RATIFICATION OF THE HEICO CORPORATION 2012 INCENTIVE COMPENSATION PLAN PURSUANT TO WHICH 1,700,000 SHARES OF COMMON STOCK AND/OR CLASS A COMMON STOCK ARE RESERVED FOR ISSUANCE

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued, and to be dated and signed on the reverse side)

3.	APPROVAL OF AN AMENDMENT TO ARTICLE III OF HEICO’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF HEICO CORPORATION COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 30,000,000 SHARES TO 75,000,000 SHARES

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	APPROVAL OF AN AMENDMENT TO ARTICLE III OF HEICO’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF HEICO CORPORATION CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 30,000,000 SHARES TO 75,000,000 SHARES

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING OCTOBER 31, 2012

☐	FOR	☐	AGAINST	☐	ABSTAIN

6.	In their discretion, upon such other matters which may properly come before the meeting or any adjournments

THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHERE NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2, 3, 4, AND 5.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING.

Dated:________________________, 2012

Signature________________________________________

Signature, if held jointly_____________________________

Note: Please sign exactly as your name or names appear hereon. If signing as executor, trustee, administrator, attorney or guardian, etc., please print your full title.